March 19, 1998

Filing Desk
U.S. Securities and Exchange Commission
450 Fifth St., N.W.
Washington, D.C. 20549

RE:  Bridgeway Fund, Inc.
   40 Act Reg. No. 811-8200
   33 Act File No. 33-72416
   Post-Effective Amendment No. 7

Ladies and Gentlemen,

Pursuant to the requirements of the Securities Act of 1933 (the "33 Act") and the Investment Company Act of 1940, more specifically the registration requirements and Rule 485 (a) of the 33 Act, and EDGAR requirements, we are herewith filing electronically post effective amendment Form N-1A for the primary purpose of adding a sixth portfolio to Bridgeway Fund. I would like to highlight several changes to the prospectus in this amendment.

On page four of the prospectus, we deleted a paragraph concerning the higher expense ratio and higher volatility of a portfolio closed to new investors. SEC staff requested this language in our initial registration of the Ultra-Small Company Portfolio, and we agreed. However, we have now demonstrated with our unusual cost structure that by concentrating on the numerator rather than the denominator of the expense ratio, it is possible to achieve a superior (not worse) expense ratio with a closed portfolio as opposed to an open one. The expense ratio of our Ultra-Small Company Portfolio is now 1.4%, significantly below the average of aggressively managed small-cap funds. We have also found, based on the October, 1997 market decline, that shareholders are much less likely to make withdrawals from a closed portfolio during a market decline. Thus, while it is true there will be no purchases to offset what redemptions there are, it is our experience that a closed portfolio is actually less volatile that an open one.

Another unusual aspect of our new portfolio that I would highlight is the subscription period on page 17. Our flagship product, Bridgeway Ultra-Small Company Portfolio has been closed to new investors since June 6, 1997 and will also close to current investors on June 30 of this year. It has been at the top of the three year performance charts recently, and we are expecting significant interest in the new Micro-Cap Limited Portfolio. In order to ensure current shareholders have an opportunity to invest, as well as other reasons explained in the prospectus, we have an unusual "tiered" approach to purchases.

Finally, our next post-effective amendment will include an amended Custodian Agreement to include the new portfolio.

To acknowledge receipt of this filing, please time stamp and return to me the enclosed copy of this letter in the self addressed and stamped envelope provided.

Sincerely Yours,


John Montgomery
President

File No. 33-72416
As filed with the Securities and Exchange Commission on March 19, 1998

=======================================================================
UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.  __
Post-Effective Amendment No.  7
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No.   7


BRIDGEWAY FUND, INC.
(Exact name of Registrant as Specified in Charter)

5650 Kirby Drive, Suite 141,  Houston, Texas  77005-2443
(Address of Principal Executive Office)

(713) 661-3500
(Registrant's Telephone Number, Including Area Code)

JOHN N.R. MONTGOMERY, PRESIDENT
Bridgeway Capital Management, Inc.
5650 Kirby Drive, Suite 141,  Houston, Texas  77005-2443
(Name and Address of Agent for Service)

Approximate Date of Proposed Offering: As soon as practical after the effective date of this Registration Statement under the Securities Act of 1933.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Pursuant to Section 24(f) of the Investment Company Act of 1940 and Rule 24f-2 thereunder, the Registrant hereby declares that an indefinite number of its shares of beneficial interest is being registered by this Registration Statement.
========================================================================
It is proposed that this filing will become effective
[ X]  75 days after filing pursuant to paragraph (a) (2)
========================================================================
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement thereafter becomes effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

If appropriate, check the following box: [ ] This post effective amendment designates a new effective date for a previously filed PEA.

Page 1 of _____pages
Exhibit Index Page _____

BRIDGEWAY FUND, INC.


ULTRA-SMALL COMPANY (closed)
ULTRA-SMALL INDEX
MICRO-CAP LIMITED (new)
AGGRESSIVE GROWTH
SOCIAL RESPONSIBILITY
ULTRA-LARGE 35 INDEX



PROSPECTUS June 2, 1998



BRIDGEWAY CAPITAL MANAGEMENT, INC.

INVESTMENT ADVISER
5650 KIRBY DRIVE, SUITE 141
HOUSTON, TX 77005-2443
713 661-3265
800-661-3550


[LOGO GRAPHIC OMITTED]
               B  R  I D  G  E  W  A  Y

TABLE OF CONTENTS


Table of Fees and
Expenses...............................................2
Risk Factors...........................................4
Investment Objectives and Policies.....................7
Disclaimers............................................12
Redemption Reimbursement Fees..........................12
Principal Investment Restrictions......................13
Management of the Fund.................................13
Code of Ethics.........................................16
Distribution of Fund Shares............................16
How to Purchase Shares.................................17
Net Asset Value........................................19
How to Redeem Shares...................................20
Exchange Privilege.....................................21
Dividends and Tax Status...............................21
Performance Information................................22
General Information....................................22



PROSPECTUS   June 2, 1998



BRIDGEWAY
FUND,  INC.


Bridgeway Fund, Inc. (the "Fund") is a no-load, diversified, open-end management investment company commonly referred to as a mutual fund. The Fund is organized as a series fund and has six portfolios, Bridgeway Ultra-Small Company Portfolio, Bridgeway Ultra-Small Index Portfolio, Bridgeway Micro-Cap Limited Portfolio, Bridgeway Aggressive Growth Portfolio, Bridgeway Social Responsibility Portfolio, and Bridgeway Ultra-Large 35 Index Portfolio. All six have an investment objective of providing total return (capital appreciation and current income), but the first four primarily target capital appreciation. All are intended as long-term investments. THE FUND STRONGLY DISCOURAGES SHORT-TERM TRADING OF ITS SHARES. The Aggressive Growth Portfolio uses more aggressive investment techniques, while the Ultra-Small Company, Ultra-Small Index and Micro-Cap Limited Portfolios exhibit higher than average short-term volatility. There can be no assurance that the Portfolios will achieve their investment objectives. These Portfolios will pursue their objectives by investing primarily in a diversified portfolio of common stocks. The Aggressive Growth and Social Responsibility Portfolios may use leverage (borrowing or derivatives), may hedge risk with short sales, and may use other investment techniques. See: "Risk Factors" (page 4) and Summary of Investment Techniques Used (page 12). Shares of each portfolio are sold at their net asset value without a sales charge, and there are no distribution charges paid by the Fund.



This prospectus concisely sets forth the information about the Fund that a prospective investor should seek to learn before investing. Investors are advised to read this prospectus and retain it for future reference. A Statement of Additional Information, dated June 2, 1998 has been filed with the Securities and Exchange Commission and is available without any charge by writing or calling the Fund at the address or phone number listed on the back cover. The Statement of Additional Information is incorporated into this prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 TABLE OF FEES AND EXPENSES
 (for each portfolio)


                      ULTRA-  ULTRA-  MICRO- AGGRESSIVE  SOCIAL    ULTRA-
                      SMALL   SMALL    CAP     GROWTH    RESPON-   LARGE
                     COMPANY  INDEX  LIMITED            SIBILITY  35INDEX

SHAREHOLDER TRANSACTION EXPENSES:
- ----------------------------------------------------------------------
--------------------------------------------------------
Maximum Sales Load
  Imposed on Purchase None    None    None     None      None     None
Maximum Sales Load
  Imposed on Reinvested
  Distributions       None    None    None     None      None     None
Deferred Sales Load   None    None    None     None      None     None
Redemption Fees       None    None    None     None      None     None
Redemption Reimbursement
  in Down Markets#    None    2.0%    None     None      None     2.0%


ANNUAL FUND OPERATING EXPENSES

(AS A PERCENTAGE OF AVERAGE NET ASSETS):
-----------------------------------------------------------------------
Management Fees
  (after waivers)*   0.77%    0.50%   0.90%    0.45%     0.00%    0.08%
12b-1 Fees           0.00%    0.00%   0.00%    0.00%     0.00%    0.00%
Other Expenses (after
  reimbursements
  and waivers)**     0.90%    0.25%   1.00%    1.55%     1.50%    0.07%
Total Fund Operating
  Expenses (after
  reimbursements
  and waivers) **    1.67%    0.75%   1.90%    2.00%     1.50%    0.15%

# See Redemption Reimbursement Fee on page 12.


*Management fees for the fiscal year ending June 30, 1997 before waivers were 0.97%, 1.22%, and 0.35% for the Ultra-Small Company, Micro-Cap Limited, Aggressive Growth and Social Responsibility Portfolios, respectively. Due to the performance fee adjustment feature contained in the advisory contract, the management fee may be as low as 0.2% or as high as 1.6% for the Aggressive Growth and Social Responsibility Portfolios. The management fee for the Ultra-Small Company Portfolio and the base fee for the Micro-Cap Limited Portfolio is a constant 0.9% except that the fee or base fee for these two portfolios during the period that the portfolios' net assets range from $27.5 to $55 million will be a flat $495,000 annually, subject to a maximum rate of 1.49%. The management fee will be a constant 0.5% for the Ultra-Small Index Portfolio and 0.08% for the Bridgeway Ultra-Large 35 Index Portfolio. (See Management of the Fund, page 13.)



**Other expenses for the fiscal year ending June 30, 1997 before reimbursements and waivers were .90% for Ultra-Small Company, 1.55% for Aggressive Growth, and 5.46% for Social Responsibility. Other expenses for the Ultra-Small Index, Ultra-Large 35 Index and Micro-Cap Limited Portfolios are estimated as they are new as of the date of this prospectus. The Adviser has undertaken to reimburse the fund for any operating expenses over 2.0% for Ultra-Small Company and Aggressive Growth, 1.9% for the Micro-Cap Limited, 1.5% for Social Responsibility, 0.75% for Ultra-Small Index and 0.15% for Ultra-Large 35 Index through at least June 30, 1999. Total fund operating expenses before reimbursements and waivers during fiscal year 1997 were 1.87%, 2.77% and 5.81% of average net assets for the Ultra-Small Company, Aggressive Growth and Social Responsibility Portfolios, respectively.



Example:
You would pay the following expenses on a $1,000 investment assuming,
(1) expenses at the 6/30/97 rate of 2.0% for the Ultra-Small Company and Aggressive Growth Portfolios, 1.9% for the Micro-Cap Limited Portfolio, 1.5% for the Social Responsibility Portfolio, 0.75% for the Ultra-Small Index Portfolio, and 0.15% for the Ultra-Large 35 Index Portfolio, (2) a 5% annual return and (3) redemption at the end of each time period not in a major market decline (see Redemption Reimbursement Fee on page 12):



ULTRA-SMALL COMPANY  MICRO-CAP      SOCIAL      ULTRA-SMALL   ULTRA-LARGE
& AGGRESSIVE GROWTH  LIMITED    RESPONSIBILITY     INDEX       35 INDEX
 1  Year   $20     1 Year  $19   1 Year   $15   1 Year    $8  1 Year  $2
 3  Years  $62     3 Years $61   3 Years  $47   3 Years  $23  3 Years $5
 5  Years  $106    5 Years $105  5 Years  $80   5 Years  $40  5 Years $8
 10 Years  $229   10 Years $228 10  Years $175 10 Years  $90 10 Years $19



The amounts listed in this example should not be considered as representative of future expenses, and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%. The foregoing table is to assist you in understanding the various direct and indirect costs and expenses that an investor in the Fund would bear. Redemptions by mail (up to four per year) incur no charges, but wire redemptions will incur a $15 charge to offset bank charges and administrative expense. Redemptions on any day when the S&P 500 Index has declined more than 5% in the previous 5 trading sessions may incur a 2% redemption fee (Bridgeway Ultra-Small Index and Ultra-Large 35 Index Portfolios only) which accrues to the Portfolio.



                        BRIDGEWAY FUND, INC.

                        FINANCIAL HIGHLIGHTS
             (for a share outstanding throughout the period)

                                      Year ended     Year ended     see*
                                     June 30, 1997  June 30, 1996  below
Ultra-Small Company Portfolio
 Per share data
  Net asset value,
    beginning of period                 $16.68        $11.35      $10.33
  Income (loss) from
    investment operations:
     Net investment loss                 (0.24)        (0.21)     (0.04)
     Net realized and unrealized gain     4.50          6.03       1.07
       Total from investment operations   4.26          5.82       1.03
  Less distributions to shareholders:
     Net investment income                0.00          0.00       0.00
     Net realized gains                  (0.32)        (0.49)     (0.01)
       Total distributions               (0.32)        (0.49)     (0.01)
  Net asset value, end of period        $20.62        $16.68     $11.35

 Total return [1]                        26.0%         52.4%      10.5%

 Ratios & Supplemental Data
  Net assets, end of period         $30,070,202    $4,557,591   $667,536
  Ratios to average net assets: [2]
    Expenses net of waivers
     and reimbursements                   1.67%         1.97%      1.68%
    Expenses before waivers
     and reimbursements                   1.87%         3.07%      8.34%
    Net investment income (loss)         (1.37%)       (1.47%)    (0.65%)
  Commission Cost/Share                  $0.0097
  Portfolio turnover rate [2]            56.2%        155.9%     103.6%
Aggressive Growth Portfolio
 Per share data
  Net asset value,
    beginning of period                 $16.66        $11.71      $9.89
  Income (loss) from investment operations:
    Net investment loss                  (0.24)        (0.18)     (0.02)
    Net realized and unrealized gain      3.43          5.22       1.84
      Total from investment operations    3.19          5.04       1.82
  Less distributions to shareholders:
    Net investment income                 0.00          0.00       0.00
    Net realized gains                   (1.06)        (0.09)      0.00
      Total distributions                (1.06)        (0.09)      0.00
  Net asset value, end of period        $18.79        $16.66     $11.71

Total return [1]                         19.9%         43.3%      19.5%
Ratios & Supplemental Data
  Net assets, end of period          $3,420,490    $1,502,485   $276,272
  Ratios to average net assets: [2]
    Expenses net of waivers
      and reimbursements                  2.00%         1.97%      1.86%
    Expenses before waivers
      and reimbursements                  2.77%         5.73%     16.15%
    Net investment income (loss)         (1.40%)       (1.26%)    (0.30%)
    Commission Cost/Share                $0.0135
    Portfolio turnover rate [2]         138.9%        167.7%     139.9%

Social Responsibility Portfolio
 Per share data
   Net asset value,
     beginning of period                $14.68        $11.61      $9.85
   Income (loss) from investment operations:
     Net investment income (loss)         0.03         (0.02)      0.07
     Net realized and unrealized gain     2.31          3.11       1.70
       Total from investment operations   2.34          3.09       1.77
   Less distributions to shareholders:
     Net investment income                0.00         (0.02)     (0.01)
     Net realized gains                  (0.81)         0.00       0.00
      Total distributions                (0.81)        (0.02)     (0.01)
   Net asset value, end of period       $16.21        $14.68     $11.61

Total return [1]                         16.9%         26.6%      18.9%
Ratios & Supplemental Data
   Net assets, end of period          $637,929      $360,960    $64,421

   Ratios to average net assets: [2]
     Expenses net of waivers
       and reimbursements                 1.50%         1.48%      1.46%
     Expenses before waivers
       and reimbursements                 5.81%        16.80%     72.83%
     Net investment income (loss)         0.24%        (0.17%)     0.90%
   Commission Cost/Share                 $0.0090
   Portfolio turnover rate [2]           35.5%         83.8%      71.7%


   [1] Not annualized for the period August 5, 1994 to June 30, 1995 [2] Annualized for the period August 5, 1994 to June 30, 1995

 *  from August 5, 1994 (commencement of operations) to June 30, 1995

See accompanying notes to financial statements.

RISK FACTORS


The Ultra-Small Company and Ultra-Small Index Portfolios invest a majority of total assets in the common stock of very small companies. "Very small companies" are those with market capitalization the size of the smallest 10% of those listed on the New York Stock Exchange (those with $122 million market capitalization or less as of 12/31/97). However, the majority of stocks in these Portfolios are listed on NASDAQ rather than the New York Stock Exchange. The market price of very small company shares may exhibit greater volatility than large company shares.


The Adviser believes no other mutual funds are committed to investing long-term in companies this small. While ultra-small companies have historically had a higher average annual return than large stocks over the long term (25 years and more), they have also had commensurately higher volatility. Therefore, shareholders of this portfolio are exposed to above-average short-term risk.


On the downside, companies this small may have limited resources for expanding or surviving in a newly competitive environment, may lack depth of management, may have a limited product line, may lack market "muscle," and may be more sensitive to economic downturns. On the upside, such companies may be more maneuverable in the marketplace, less bureaucratic, may respond quicker to changing market forces, may see a successful product add more to "the bottom line" in percentage terms, and when they survive an economic downturn, may "bounce back" faster.


While the Adviser attempts to limit some of the downside volatility, inherent in this asset class in the Ultra-Small Company Portfolio
(only), shareholders of both ultra-small company portfolios should expect significantly higher short-term price volatility than that experienced by shareholders of most other funds. The Adviser believes these Portfolios are more appropriate as a long term investment (at least 5 years, but ideally 10 years or more) for shareholders who can accommodate short-term price volatility, or as a diversifier to a portfolio consisting primarily of larger stocks. They are not appropriate investments for short-term investors or those trying to time the market. (See "Frequent Trading of Fund Shares" on page 20.)


The Micro-Cap Limited Portfolio invests a majority of total assets in the common stock of micro-cap companies. "Micro-cap companies" are defined here as those with market capitalization the size of the second smallest 10% of those listed on the New York Stock Exchange. As of December 31, 1997, these were companies (including those on the American Exchange and NASDAQ) with market capitalization between $122 and $253 million. The market price of micro-cap company shares may exhibit much greater volatility than large company shares.

On the downside, companies this small may have limited resources for expanding or surviving in a newly competitive environment, may lack depth of management, may have a limited product line, may lack market "muscle," and may be more sensitive to economic downturns. On the upside, such companies may be more maneuverable in the marketplace, less bureaucratic, may respond quicker to changing market forces, may see a successful product add more to "the bottom line" in percentage terms, and when they survive an economic downturn, may "bounce back" faster. While the Adviser attempts to limit some of the downside volatility inherent in this asset class in the Micro-Cap Limited Portfolio, shareholders should expect significantly higher short-term price volatility than that experienced by shareholders of most other funds. The Adviser believes this Portfolio is more appropriate as a long term investment (at least 5 years, but ideally 10 years or more) for shareholders who can accommodate short-term price volatility, or as a diversifier to a portfolio consisting primarily of larger stocks. It is not an appropriate investment for short-term investors or those trying to time the market. (See "Frequent Trading of Fund Shares" on page 20.)

The Aggressive Growth Portfolio and the Social Responsibility Portfolio may 1) borrow money from banks up to 50% of the net assets of the respective portfolios, and 2) purchase and sell futures and options on stock, index, interest rate and currency instruments, among others (see page 6 for a fuller description). Using borrowed funds for investment purposes is called "leveraging" and increases the risk of loss or gain in the value of the Fund's assets and the net asset value of its shares. The Ultra-Large 35 Index Portfolio may likewise borrow from banks, but only for the purpose of making short-sales "against the box" (short-sales of securities owned). This would happen only in the event a redemption would otherwise cause a distribution of capital gains. The Aggressive Growth Portfolio's higher turnover (more frequent trading) will expose it to increased cost and risk.



The Aggressive Growth Portfolio may also purchase warrants, invest up to 5% of its assets in the securities of new issues or "unseasoned issues" which have been in operation less than three years, engage in short-term trading, invest up to 10% of its assets in foreign securities and American Depository Receipts (ADR's) listed on American exchanges, invest any amount less than 25% of its portfolio in a single security, invest up to 5% of portfolio assets in a closed-end investment company, lend portfolio securities and engage in short sale transactions either against the box or by shorting securities of other issuers. The Social Responsibility Portfolio may purchase the same type of securities and utilize the same investment techniques, except that it will only enter into short sale transactions against the box, will not invest in closed-end investment companies, and will not lend portfolio securities.
Please see "Summary of Investment Techniques Used" on page 12 for more details on the Ultra-Small Company, Ultra-Small Index, and Micro-Cap Limited Portfolios. These investment techniques may subject an investor to greater than average risks and costs.



Foreign securities may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political or economic developments in foreign countries. Consequently, they may be more volatile than U.S. securities. Short sale transactions, while limited to 20% of total assets and fully collateralized by cash in segregated accounts, also represent potentially higher risk for Aggressive Growth shareholders, since the maximum gain is 100% of the initial collateralized amount, but there is no theoretical maximum loss. The Aggressive Growth portfolio will maintain cash reserves ("100% coverage") equal to the market value of any short positions for which it does not already own shares. These cash reserves may be invested in money market or short term Treasury securities held by the Fund's custodian or broker or both. Shareholders of the Aggressive Growth, Ultra-Small Index, Micro-Cap Limited, and Ultra-Large 35 Index Portfolio could also bear higher risk through the lending of securities. If the borrowing broker failed to perform, the Portfolio might experience delays in recovering its assets

(even though fully collateralized); the Portfolio would bear the risk of loss from any interim change in securities price. Collateral for securities lent will be invested in money market or short-term Treasury securities.


Although Bridgeway Capital Management, Inc. (hereinafter referred to by name as the "Manager", or the "Adviser"), believes that the investment techniques it employs to manage risk in the Aggressive Growth and Social Responsibility Portfolios will further the Portfolios' investment objectives and reduce losses that might otherwise occur during a time of general decline in stock prices, no assurance can be given that these investment techniques will achieve this result. The hedging techniques used here would reduce losses during a time of general stock market decline, if the Fund had previously sold futures or bought puts on stock indices or entered into short positions in individual securities offsetting some portion of the market risk. Thus, these Portfolios are appropriate investments only for investors who understand the investment practices to be employed by the Adviser and are able to accept the potential risks. The Adviser manages no other registered investment company.

The Adviser intends to buy and sell futures, calls, and/or puts in the Aggressive Growth and Social Responsibility Portfolios to increase or decrease portfolio exposure to stock market, interest rate, and currency market risk as indicated by statistical models of risk. (The Fund will not sell "uncovered" calls.) The Adviser will use these instruments to attempt to maintain a more constant level of risk as measured by certain statistical indicators. In addition to the use of futures and options for hedging as described above, the Aggressive Growth Portfolio of the Fund may buy or sell any financial or commodity futures, calls, or puts listed on the major exchanges (CBOT, CME, COMEX, IMM, IOM, KCBT, MA, NYSCE, NYCTE, NYFE, or NYME), for purposes of diversification of risk to the extent that the aggregate initial margins and premiums required to establish such nonhedging positions do not exceed 5% of its total net assets. Examples of such financial or commodity instruments include the Bond Buyer Municipal Index, British Pounds, crude oil, gold, and wheat among others. Options and futures can be volatile investments and may not perform as expected. Potential risks associated with options and futures include 1) leverage risk (these instruments are designed to produce substantial value change relative to the amount invested, thus magnifying the risk of loss as well as potential gains), 2) dependence on the Adviser's ability to correctly predict market movement, 3) imperfect correlation between the price of options and futures contracts and the underlying securities being hedged, 4) the possibility of trading halts in options and futures, 5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences, and 6) increased complexity of futures and options, requiring a higher level of training for the portfolio manager and support personnel.

The Adviser's goal in the Aggressive Growth and Social Responsibility Portfolios is to manage these various risks through diversification and hedging strategies to achieve a reasonable return at a total risk equal to or less than that of the stock market (as measured by certain statistical measures over periods of three years or more). (Hereinafter, "stock market" will mean stock market as represented by the Standard & Poor's Composite Stock 500 Index with dividends reinvested.) No assurance can be given that these investment techniques will achieve the objectives of higher return or equal risk.


A Portfolio's possible need to sell securities to cover redemptions could, at times, force it to dispose of positions on a disadvantageous basis. This is especially true for the Ultra-Small Index, Micro-Cap Limited and Aggressive Growth Portfolios.


The Ultra-Large 35 Index Portfolio invests on a roughly equal dollar weighting in the 35 large capitalization stocks which comprise the Bridgeway Ultra-Large 35 Index. (See "Investment Objectives and Policies" on page 7 for a description of the Index.) While large companies tend to exhibit less short-term price volatility than small stocks, historically they have not recovered as fast from a market decline. Consequently, the Ultra-Large 35 Index Portfolio may result in higher long term inflation risk (the risk that the portfolio value will not keep up with inflation) than the ultra-small portfolios.


INVESTMENT OBJECTIVES AND POLICIES


Bridgeway Fund, Inc. ("the Fund") is a no-load, diversified open-end investment company or "mutual fund." The Fund is organized as a "series" fund and has six investment portfolios, the Bridgeway Ultra-Small Company Portfolio, the Ultra-Small Index Portfolio, the Bridgeway Micro-Cap Limited Portfolio, the Bridgeway Aggressive Growth Portfolio, the Bridgeway Social Responsibility Portfolio, and the Bridgeway Ultra-Large 35 Index Portfolio.




The Ultra-Small Company and Ultra-Small Index Portfolios seek to provide total return (primarily capital appreciation) by investing at least 80% of total portfolio assets in very small companies. The Ultra-Small Company Portfolio is actively managed, while the Ultra-Small Index Portfolio invests passively in companies which comprise the CRSP Cap-Based Portfolio 10 Index. (This index is more fully described in the following paragraph.) For the purpose of measuring the 80% requirement, "very small company" will mean companies with market capitalizations less than the upper limit of the smallest 10% of the New York Stock Exchange (NYSE). As of December 31, 1997 this upper limit is represented by companies of less than $122 million market capitalization, but will fluctuate with market prices. When investing or reinvesting portfolio funds, the investment adviser will not purchase the securities of companies larger than this limit unless at least 80% of the portfolio funds invested after such purchase would be invested in very small companies. The Ultra-Small Company and Ultra-Small Index Portfolios may invest up to 5% of its assets in the securities of "unseasoned issuers" which have been in operation less than three years. The Ultra-Small Company Portfolio may also invest up to 10% of its assets in foreign securities and ADR's listed on American exchanges.
The annual portfolio turnover rate should normally be less than 150% for the Ultra-Small Company Portfolio and less than 30% for the Ultra-Small Index Portfolio, but the Index Portfolio may be higher during the first two years of operations as assets build significantly.




At a shareholder meeting on October 15, 1996 the Ultra-Small Company Portfolio shareholders voted 1) to close the Ultra-Small Company Portfolio to new investors any time net assets exceed $27.5 million, 2) to allow these shareholders to invest an additional amount equal to their previous net contributions for an extended period (now determined to be through June 30, 1998), and 3) to allow employees, directors, and participants in the pension plan of the Adviser or of the Fund to purchase any unsubscribed shares in item 2 or shares redeemed in the Portfolio. Restricting the number of shares outstanding will keep Portfolio assets small and will help to ensure that the Portfolio may remain actively invested in very small companies which the investment adviser believes offer good investment opportunities. See "Security Selection Process" for more details of the security selection process.




The Ultra-Small Index Portfolio seeks roughly to meet the total return of the University of Chicago's Center for Research in Security Prices
(CRSP) Cap-Based Portfolio 10 Index by investing in a representative sample of index companies. This Index is comprised of all common stocks listed on the New

York and American Stock Exchanges, and the Nasdaq National Market (excluding unit investment trusts, closed-end funds, real estate investment trusts, americus trusts, foreign stocks, and American Depository Receipts) which are the size (market capitalization) of stocks in the smallest 10% of the New York Stock Exchange. No other index or passively managed mutual fund is based on an index of companies this small. Similar to other index funds, the actual return of this portfolio will likely underperform the Index by an amount equal to the Portfolio expenses and transaction costs. The adviser seeks to minimize this difference or "tracking error" by carefully managing costs, reimbursing expenses over 0.75% annually if necessary, keeping portfolio turnover to a minimum, strongly discouraging market timers and short term traders from investing in the portfolio, and by the redemption fees outlined under "Redemption Reimbursement Fees" on page 12. Because of the higher expense ratio, higher transaction costs, and investments in only a representative sample of index companies (the Adviser expects to own 200 or more by the end of the first year, June 30, 1998), the tracking error of this Portfolio will likely be significantly greater than that of the Ultra-Large 35 Index Portfolio. Several percentage points above or below the CRSP Index would not be unusual during a given quarter. This component of "tracking error" should decline as the number of stocks held by the Portfolio grows.


The Adviser will consider market capitalization, industry/sector representation, and certain economic factors (such as price to earnings ratios) when choosing companies to add to the Portfolio. As a passively managed Portfolio, the Adviser will generally consider selling a security in four circumstances only. First, the Adviser will consider selling the highest capitalization companies in the Ultra-Small Index Portfolio when necessary to keep the average market capitalization of the Portfolio equal to that of the CRSP Cap-Based Portfolio 10 Index. Second, the Adviser may sell Portfolio securities to realize a capital loss (offsetting a portion of portfolio gains) when this is possible at a price equal to or higher than the midpoint between the quoted bid and ask securities prices. Thus, the Adviser may engage in "tax management" of this Portfolio, when it appears to be without detriment to shareholders of non-taxable accounts. This practice will increase the portfolio turnover. Third, the Adviser may sell a security which is delisted or no longer meets the listing requirements of the New York Stock Exchange, American Stock Exchange, or NASDAQ National Market. Thus, the Adviser may sell a company which is no longer in the CRSP Index, or which it expects to be deleted from the CRSP Index. Fourth, the Adviser may sell securities to raise cash for redemptions. The Adviser aggressively employs trading techniques to minimize or eliminate the cost and disruption to the Portfolio of any selling activity, although it may not be successful in this regard in all market environments. The Adviser also strongly discourages shareholders from market timing and panic selling in a declining market, thus minimizing the need to sell portfolio securities to meet redemptions.


The Micro-Cap Limited Portfolio seeks to provide total return (primarily capital appreciation) by investing at least 80% of total portfolio assets in micro-cap companies. For this purpose, "micro-cap companies" means companies with market capitalization the size of the second smallest 10% of those listed on the New York Stock Exchange. As of December 31, 1997, these were companies (including also those on the American Exchange and NASDAQ) with market capitalization between $122 and $253 million. When investing or reinvesting portfolio funds, the investment adviser will not purchase the securities of companies larger than this upper limit ($253 million as of recently) unless at least 80% of the portfolio funds invested after such purchase would be invested in micro-cap companies. The Portfolio will not generally invest in ultra-small companies (those the size of the smallest 10% of the New York Stock Exchange), as Bridgeway Ultra-Small Company Portfolio will have the right of first refusal to buy these companies.



The Micro-Cap Portfolio may invest up to 5% of its assets in the securities of "unseasoned issuers" which have been in operation less than three years. The Portfolio may also invest up to 10% of its assets in foreign securities and ADR's listed on American exchanges. The annual portfolio turnover rate should normally be less than 150%. The Aggressive Growth Portfolio seeks to exceed the stock market total return (primarily capital appreciation but also income) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more). While the portfolio may hold some higher dividend paying stocks, it is expected that the Portfolio will normally have a dividend yield of less than the stock market as a whole. Thus, investors seeking income as a major portion of total return should not invest in this portfolio. There can, of course, be no assurance that the objective of total return or level of risk will be realized. This Portfolio may use bank debt primarily for leverage. Therefore, full consideration should be given to the risks inherent in the investment techniques that the Adviser may use as outlined in "Risk Factors." Normally, the Portfolio will invest in common stocks at a level equal to at least 100% of its net assets. Portfolio exposure to market risk will vary over time. Using hedging strategies, the Portfolio exposure to market risk may be negatively correlated to the market, or may be as high as 150% of the market as measured by the estimated portfolio beta. "Negative correlation to the market" means that if the market goes up, the value of the portfolio goes down. A portfolio beta of 150% means that a 1% increase (decrease) in the stock market should result in a 1.5% increase (decrease) in the portfolio. These hedging strategies are intended to maintain a more constant level of total risk. For example, if the investment adviser feels the portfolio is exposed to an unusually high probability of general stock market decline, it might sell stock
index futures to offset this risk.   The portfolio turnover rate (buying
and selling frequency) will likely be higher than 100% but no more than 500%, which is higher than most aggressive growth funds. A 500% portfolio turnover is equivalent to the sale and repurchase of all of the securities in the portfolio five times during the year. Consequently, the Portfolio may incur higher than average trading costs and may incur higher shareholder taxes for non-tax deferred accounts.

In summary, this Portfolio seeks to exceed the stock market total return at a level of total risk roughly equal to the stock market over longer periods of time. Due to the possibility of a decline in total value, this Portfolio is not an appropriate investment for short term investors or those who cannot assume the inherent risks. See "Security Selection Process" for more details of the security selection process. No form of fundamental or technical analysis, including that employed by the Adviser, has been proven conclusively to provide a risk adjusted excess rate of return on a consistent basis.

The Social Responsibility Portfolio seeks to exceed the stock market total return (primarily capital appreciation but also income) at a level of total risk roughly equal to or less than that of the stock market over longer periods of time (three years or more) by investing in companies with social criteria generally in line with those of its shareholders as determined by survey. Each shareholder is entitled and encouraged to participate in this survey by submitting a survey form when opening a new account or anytime thereafter by requesting a new form from the Fund. The Adviser presently ranks about 650 companies according to the following criteria measured by the Council of Economic Priorities ("CEP"): the company's environmental record, charitable giving record, advancement of minorities in the workforce, community outreach, family benefits, workplace issues, animal testing and disclosure of information. With the exception of military contracts and animal testing, "more" is understood to mean "better." The CEP is a New York City based not-for-profit public interest research organization that has conducted research in the field of corporate social responsibility for more than two decades.


After determining shareholder weights (proportional to the number of Portfolio shares owned) of each of these criteria, the Adviser ranks each of these companies. Thus, the rankings should proportionally reflect the weightings of each surveyed shareholder, and could consequently change over time. The Fund invests at least 65% of its total assets in the companies in the top fifth of the ranking and at least 95% of its common stock investments in the companies contained in the top half of the ranking. The Adviser monitors CEP company ratings quarterly, or as they become available. The social criteria may change in the future as a result of the majority vote of the Fund's Board of Directors, or as more or different information is made available to the Adviser. The Adviser currently supplements CEP research with its own research on other companies using the same 10 social criteria. The Adviser excludes or sells companies from the portfolio which a majority of surveyed shareholders choose to exclude. As of the date of this prospectus, the Adviser excludes companies in the tobacco and defense industries. This Portfolio may use bank debt for leverage and index futures and stock and index options to hedge market risk. Using hedging strategies, the Portfolio's exposure to market risk may be as low as 50% of the market, or as high as 150% of the market as measured by the estimated portfolio beta. A portfolio beta of 150% means that a 1% increase (decrease) in the stock market should result in a 1.5% increase (decrease) in the portfolio. While somewhat higher in the first two years of operations, the turnover rate of this portfolio should be 50% or less on an annual basis in the future.


In summary, this Portfolio seeks to exceed the stock market total return, at a level of total risk roughly equal to or less than the stock market over longer periods of time, by investing in companies with social criteria generally in line with those of its shareholders. There can be no assurance that any of the Portfolio's objectives will be realized. No form of fundamental or technical analysis, including that employed by the Adviser, has been proven conclusively to provide a risk adjusted excess rate of return on a consistent basis. Therefore, full consideration should be given to the risks inherent in the investment techniques that the Adviser may use as outlined in "Risk Factors." See "Security Selection Process" for more details of the security selection process.

The Ultra-Large 35 Index Portfolio (hereinafter the "Portfolio") seeks to meet the total return of the Bridgeway Ultra-Large 35 Index while minimizing the distribution of capital gains and minimizing costs. This proprietary index (hereinafter the "Index") is comprised of the 35 largest U.S. domestic equities as of June 27, 1997, after excluding a tobacco company and ensuring reasonable industry diversification. (See the list of companies in the following paragraph.) Consequently, this diversified Portfolio will invest in securities of companies larger (on average) than any other mutual fund available as of this prospectus date. Future changes in the Index will be made with a view toward distributing no capital gains (first priority) and maintaining very large company size (second priority.) Low turnover is essential to minimize the tax burden associated with capital gains in taxable accounts. While composition of the Index is the absolute, sole responsibility of Bridgeway Capital Management, Inc., any potential changes would be preceded by an informal (but not necessarily statistically significant) survey of Portfolio shareholders. A company will be completely removed from the Index if both (a) it is no longer one of the largest 35 U.S. companies (as described above) and (b) if it would not create a capital gain. If a company is no longer one of the 35 largest U.S. companies, but has appreciated in price, it will remain as a "dormant company" in both the Index and the Portfolio. New Portfolio inflows will not be invested in a dormant company; a dormant company's representation in the Index will decline over time. New net Portfolio inflows are invested in such a way as to maintain a roughly equal dollar weighting of the 35 "active" (not "dormant") companies in the Index. Composition of this Index is thus maintained with taxable shareholders in mind.

The following 35 companies comprise the Bridgeway Ultra-Large 35 Index as of July 1997. General Electric, Coca Cola, Microsoft, Exxon, Merck, Intel, Proctor & Gamble, International Business Machines, Johnson & Johnson, Bristol Myers Squibb, Pfizer, Wal Mart Stores, American International Group, DuPont E.I. DeNemours, AT&T, Pepsico, Citicorp, Hewlett Packard, SBC Communications, Mobile, Walt Disney, Gillette, Chevron, Nationsbank, Bankamerica, Fannie Mae, Ford, Motorola, Cisco, GTE, Oracle, General Motors, McDonalds, Bell Atlantic, and Worldcom.


Similar to other index funds, the actual return of this portfolio will likely underperform the Bridgeway Ultra-Large 35 Index by an amount equal to the Portfolio expenses and transaction costs. The adviser seeks to minimize this difference or "tracking error" by carefully managing costs, reimbursing expenses over 0.15% annually if necessary, keeping Portfolio turnover and transaction expenses to a minimum, strongly discouraging market timers and short term traders from investing in the Portfolio, and by the redemption fee outlined under "Redemption Reimbursement Fees" (page 12). As a result of index recomposition and some redemptions, the turnover for this Portfolio should be less than 5% annually.


SECURITY SELECTION PROCESS.
In determining which securities to purchase for the actively managed portfolios, the Adviser reviews potential companies that meet its market capitalization, earnings history, liquidity and other fundamental and technical criteria and then analyzes this grouping from an industry perspective. Because different industries have varying risk and growth characteristics depending on prevailing economic and market conditions, valuation considerations vary. The Adviser invests in no tobacco companies. It is expected that all or substantially all (more than 95%), of the equity securities held by the Fund will trade on the New York and American Stock Exchanges, and NASDAQ.


                SUMMARY OF INVESTMENT TECHNIQUES USED:
                       ULTRA-  ULTRA-  MICRO- AGGRESSIVE  SOCIAL   ULTRA-
                       SMALL   SMALL    CAP     GROWTH    RESPON-  LARGE
                      COMPANY  INDEX  LIMITED            SIBILITY  35INDEX
Borrowing (leveraging)  No      No      No       Yes       Yes       **
Hedging                 No      No      No       Yes       Yes       No
Options (stock index)   No      No      No       Yes       Yes       No
Futures (stock index)   *       *       *        Yes       Yes       No
Options (other)         No      No      No       Yes        No       No
Futures (other)         No      No      No       Yes        No       No
Short-sales             No      No      No       Yes        No       No
Warrants                No      No      No       Yes       Yes       No
Foreign companies/
  ADR's                Yes      No     Yes       Yes       Yes       No
Closed-end
  investment companies  No      No      No       Yes        No       No
Lending securities      No     Yes     Yes       Yes        No      Yes
New issues/Unseasoned
  companies            Yes     Yes     Yes       Yes        No       No
High turnover          Yes      No     Yes       Yes        No       No
Short-term trading     Yes      No     Yes       Yes        No       No


* THE ULTRA-SMALL COMPANY, ULTRA-SMALL INDEX, AND MICRO-CAP LIMITED PORTFOLIOS MAY ONLY TAKE TEMPORARY, LONG, STOCK INDEX FUTURES POSITIONS TO OFFSET THE EFFECT OF CASH HELD FOR FUTURE INVESTING OR FOR POTENTIAL REDEMPTIONS. NO MORE THAN 35% OF PORTFOLIO NET ASSETS WILL BE AT RISK IN THIS LIMITED USE OF STOCK INDEX FUTURES.

** THE ULTRA-LARGE 35 PORTFOLIO INDEX WILL ONLY BORROW ON A TEMPORARY BASIS FOR THE PURPOSE OF SELLING SHORT "AGAINST THE BOX".

The equity securities in which the Fund will invest consist of common stocks, although the Fund reserves the right to purchase securities having characteristics of common stocks, such as convertible preferred stocks, convertible debt securities or warrants, if such securities are deemed to be significantly undervalued and their purchase is appropriate in furtherance of each Portfolio's objective as determined by the Adviser. The rating of any convertible preferred stocks, convertible debt, or other debt securities held by the Fund will be in the highest three levels of "investment-grade," that is, rated A or better by either Moody's Investors Service, Inc. or Standard & Poor's Corporation, or, if unrated, judged to be of equivalent quality as determined by the Adviser. The Fund may also invest in the following debt securities: 1) those which are direct obligations of the U.S. Treasury (e.g. Treasury bonds or bills), 2) those supported by the full faith and credit of the United States (e.g. "GNMA" certificates) and 3) those supported by the right of the issuer to borrow from the U.S. Treasury (e.g. "FNMA" securities).

It is expected that short-term money market securities would normally represent less than 10% of the Fund's total assets. However, in the event future economic or financial conditions adversely affect equity securities of the type described above, the Fund may take a temporary, defensive investment position and invest all or part of its assets in such short-term money market securities. These short-term instruments include securities issued or guaranteed by the U.S. Government and agencies thereof.

DISCLAIMER--CENTER FOR RESEARCH IN
SECURITIES PRICES
Bridgeway Ultra-Small Index Portfolio is not sponsored, sold, promoted, or endorsed by University of Chicago's Center for Research in Securities Prices (CRSP) the organization which created and maintains the CRSP Cap-Based Portfolio 10 Index. CRSP makes no representation or warranty, express or implied, about the advisability of investing in securities generally, or in any Bridgeway Fund portfolio specifically. CRSP has no obligation or liability with respect to the Fund portfolio or its shareholders.

REDEMPTION REIMBURSEMENT FEE

In order to minimize transaction costs and the negative tax consequences (for taxable accounts) of high turnover, the Board of Directors may impose a 2% redemption reimbursement fee for index portfolio shareholders who redeem in a down market. Specifically, this fee may be imposed any time the S&P 500 Index (without dividends) has declined more than 5% over the previous 5 trading days.

The adviser believes this redemption reimbursement fee will discourage potential shareholders who would engage in panic selling which increases transaction costs and capital gains distributions.

PRINCIPAL INVESTMENT RESTRICTIONS

The Fund is subject to certain investment restrictions which are fundamental policies that cannot be changed without the approval of a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act of 1940, referred to as the "1940 Act").


Each Portfolio's investment objective is such a fundamental policy. In addition, as a matter of Fundamental policy, (1)at least 75% of each portfolio's total assets are limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the portfolio and to not more than 10% of the outstanding voting securities of such issuer and (2) no portfolio may borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the Fund's net assets. However, the Aggressive Growth and Social Responsibility Portfolios may borrow money for investment purposes up to 50% of net assets prior to such borrowing as described earlier. Additional information about the Fund's fundamental policies and other investment restrictions is contained in the Statement of Additional Information.

In addition, the Fund's operating policies preclude it from making certain investments if thereafter more than 10% of the value of its net assets would be so invested. The investments included in this 10% are
(i) those which are restricted, i.e. those which cannot freely be sold for legal reasons (which the Fund does not expect to own); and (ii) investments for which market quotations are not readily available (which the Fund does not expect to own).


MANAGEMENT OF THE FUND

The Fund's Board of Directors decides on matters of general policy and reviews the activities of the Fund's Adviser, and the Fund's officers conduct and supervise its daily business operations. Bridgeway Capital Management, Inc. (the "Adviser"), 5650 Kirby Drive, Suite 141, Houston, Texas 77005-2443, acts as the investment adviser to the Fund, subject to the control of the Fund's Board of Directors. The Adviser is a Texas corporation that was organized in 1993 to act as the Fund's investment adviser. The Adviser is controlled by its President John N. R. Montgomery and his family. From 1985 to 1992 Mr. Montgomery gained extensive experience managing his own investment portfolio utilizing the techniques that he uses in managing the Portfolios of the Fund. Mr. Montgomery is solely responsible for managing the assets of the Funds and selecting the securities that each Portfolio will purchase and sell, although he will be assisted by other employees who will provide him with research assistance. He has earned graduate degrees from both the Massachusetts Institute of Technology and Harvard Graduate School of Business Administration. Mr. Montgomery has been a research engineer/project manager at the Massachusetts Institute of Technology, has served as an executive with transportation agencies in North Carolina and Texas, and founded Bridgeway Capital Management, Inc. in July, 1993.

The Adviser is responsible for the investment and reinvestment of the Fund's assets, provides the Fund with executive and other personnel, office space and other facilities and administrative services, and supervises the Fund's daily business affairs. It formulates and implements a continuous investment program for the Fund, consistent with the investment objectives, policies and restrictions of each of its Portfolios. Under the Management Contract with the Adviser, the Ultra-Small Company and Micro-Cap

Limited Portfolios pay the Adviser a flat 0.9% annual management fee, the Ultra-Small Index Portfolio pay a flat 0.5% annual fee, and the Ultra-Large 35 Index Portfolio pays a 0.08% annual fee, computed daily and payable monthly. However, the fee for the Ultra-Small Company and Micro-Cap Limited Portfolios during the period that the net assets range from $27.5 to $55 million will be paid as if the Portfolios had $55 million under management (that is $55 million times .009 equals $495,000), subject to a maximum 1.49% annual rate. In addition, the total expense ratio of each of these two Portfolios is subject to a 1.9% maximum cap. The Ultra-Small Company and Micro-Cap Limited Portfolio fees are higher than the fee paid by most investment companies to their Adviser, but lower than the average of new "micro-cap" funds. The board of directors has determined that this fee structure is appropriate for these "very small-cap" and "micro-cap" funds and their "ultra-small" and "micro-cap" charters.




The Aggressive Growth, Social Responsibility, and Micro-Cap Limited Portfolios of the Fund pay the Adviser a base annual management fee, computed daily and payable monthly of 0.90% of the Fund's average daily net assets (also higher than that paid by most investment companies). The Aggressive Growth and Social Responsibility Portfolio base fees will be adjusted upwards or downwards by 4.67% of the difference between the investment performance of each Portfolio and the investment performance of the Standard & Poor's Composite 500 Stock Index (hereinafter, the "Index") over a five year rolling period of time. The Micro-Cap
Limited Portfolio base fee will be adjusted upward or downward by 2.80% of the difference between the investment performance of the Portfolio and the investment performance of the CRSP Cap-Based Portfolio 9 Index of similar size companies. No performance fee adjustment will be made when the performance difference is less than or equal to 2%. The performance adjustment rate will range from -.7% to +.7%. Thus, depending on portfolio performance, the Aggressive Growth, Social Responsibility, and Micro-Cap Limited Portfolios could pay a total annual advisory fee as low as 0.2% (among the lowest in the industry) or as high as 1.6% (among the highest in the industry). In accordance with the graph and table on page 15, a Portfolio could pay a higher fee when both the Portfolio's performance and the corresponding index performance are negative (e.g. if the Fund performance were -10%, but the corresponding index performance were -13%); also the Fund could pay a lower fee when both performances were positive (e.g. if the Fund performance was +10% but the corresponding index performance was +13%).



AGGRESSIVE GROWTH & SOCIAL RESPONSIBILITY PORTFOLIO
SAMPLE TOTAL MANAGEMENT FEES*
(BASED ON FUND RELATIVE PERFORMANCE)

FUND PERFORMANCE              TOTAL MANAGEMENT
RELATIVE TO S&P 500           FEE
  21.0%                        1.60%
  18.0%                        1.60%
  15.0%                        1.60%
  12.0%                        1.46%
   9.0%                        1.32%
   6.0%                        1.18%
   3.0%                        1.04%
   2.0%                         .90%
   0.0%                         .90%
  -2.0%                         .90%
  -3.0%                         .76%
  -6.0%                         .62%
  -9.0%                         .48%
 -12.0%                         .34%
 -15.0%                         .20%
 -18.0%                         .20%
 -21.0%                         .20%


MICRO-CAP LIMITED  PORTFOLIO
SAMPLE TOTAL MANAGEMENT FEES*
(BASED ON PORTFOLIO RELATIVE PERFORMANCE)

FUND PERFORMANCE                TOTAL MANAGEMENT
RELATIVE TO CRSP INDEX                FEE
 35.00%                             1.60%
 30.00%                             1.60%
 25.00%                             1.60%
 20.00%                             1.46%
 15.00%                             1.32%
 10.00%                             1.18%
  5.00%                             1.04%
  2.00%                             0.90%
  0.00%                             0.90%
 -2.00%                             0.90%
 -5.00%                             0.76%
-10.00%                             0.62%
-15.00%                             0.48%
-20.00%                             0.34%
-25.00%                             0.20%
-30.00%                             0.20%
-35.00%                             0.20%


Since the Fund does not have a five year operating history, the performance rate adjustment will be calculated as follows during remainder of the initial five year period of operations through September 30, 1999.



From June 30, 1995 through Sept. 30, 1999, the performance rate adjustment fee will be calculated based upon a comparison of the investment performance of each Portfolio and the Index over the number of quarters that have elapsed since the Fund began operations. (The performance rate adjustment fee will not apply to the Micro-Cap Limited Portfolio until July 1, 1999.) Each time the performance adjustment fee is calculated, it will cover a longer time span, until it can cover a running five year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee. From July 1, 1996 to June 30, 1997, the Ultra-Small Company, Aggressive Growth, and Social Responsibility Portfolios waived management fees of $29,727, $18,126 and $11,407 respec-tively to the Adviser.


In addition to the fees payable to the Adviser, the Fund is responsible for its operating expenses, which include such items as interest, taxes, legal and audit expenses, and custodian and shareholder servicing agent fees. See Statement of Additional Information for more information as to the Fund's Board of Directors, Officers, the Adviser and the Fund's operating expenses.

In placing orders for the Fund's portfolio transactions, the Adviser's policy is to seek "best execution", i.e. prompt and efficient execution at the most favorable price. In seeking to achieve this combination, the Adviser evaluates factors such as the overall quality and reliability of dealers and services they provide, including general execution capability, reliability, operational capacity and financial condition.


CODE OF ETHICS

Both the Fund and the Adviser subscribe to a mission statement which places integrity above every other business goal. The Fund portfolio manager is encouraged to invest in shares of the Fund and is not allowed to invest in shares of equity securities which the Fund might also potentially own. Other employees, officers, and directors of the Fund and the Adviser are also encouraged to own shares of the Fund and may only trade shares of equity securities within very stringent guidelines contained in the Code of Ethics. Neither the Fund nor the Adviser takes part in directed brokerage arrangements, pays soft dollar commissions or has a brokerage relationship with any affiliated organization. Copies of the mission statement and Code of Ethics may be obtained from the Fund. Any shareholder or potential shareholder who feels a policy, action, or investment of the Fund or Adviser does or may compromise the highest standards of integrity is encouraged to call the Fund President directly at 800-661-3550.

DISTRIBUTION OF FUND SHARES


Except for the Ultra-Small Company Portfolio, shares of the other Fund portfolios are offered at their net asset value without a sales charge as an investment vehicle for individuals, institutions, fiduciaries and retirement plans. The Fund reserves the right to reject any order. The Adviser may make payments out of its capital or profits of up to 0.25% of the average daily net assets attributable to broker/dealers or registered representatives including retirement plan consultants and fund marketplaces, that provide assistance in the Fund's efforts to distribute its shares. Such payments and any other costs of distribution are made by the Advisor out of its own resources. Any fee paid to fund marketplaces for transfer agency costs (not distribution) will be paid by the Fund itself. In accordance with Board policy, such transfer agency cost will not exceed a rate equal to the lesser of Bridgeway Fund's internal rate, or a rate representative of the mutual fund industry average. Any such distribution arrangement must be approved by a majority of independent Fund directors. On October 15, 1996 shareholders approved a 12b-1 plan whereby the Fund acts as its own distributor of its shares and the Adviser pays all distribution expenses of the Fund.

HOW TO PURCHASE SHARES


Shareholders who desire to purchase shares of Bridgeway Micro-Cap
Limited Portfolio should take special note of the (potentially very limited) subscription period in the next section.



New shareholders of the Fund may purchase shares on a "no-transaction fee basis" through E*Trade (1-800-786-2575). These purchases must be made by computer over the "Internet." For a $15 per transaction charge, they may also be made by telephone with E*Trade. These fees are subject to change without notification by Bridgeway.



New shareholders may also purchase shares on a fee for transaction basis through any fund marketplace that can demonstrate a reasonably constant flow of investments. Typical transaction fees range from $18 to $35, but do vary and may change. Currently four fund marketplaces have qualified under this plan: Ameritrade (1-800-669-3900), Jack White (1-800-233-3411), Fidelity (1-800-544-3902), and Waterhouse (1-800-934-
4443).


The minimum initial investment in any Fund Portfolio is $2,000. A potential shareholder may also open an account after committing to an automatic investment plan for a minimum 12 month period at a level of at least $200 per month. This "automatic investment plan" or "dollar cost averaging plan" is currently available for a one time fee of $18 through Ameritrade (1-800-669-3900). The minimum subsequent investment is determined by the fund marketplace. The Fund reserves the right to reject any order.


SUBSCRIPTION PERIOD FOR BRIDGEWAY MICRO-CAP LIMITED PORTFOLIO

Bridgeway Micro-Cap Limited Portfolio will close to new investors when net assets reach $27.5 million and will only reopen if net assets decline below this level. The Portfolio will close to all investments whenever assets exceed $55 million.



Because of the recent performance of Bridgeway Ultra-Small Company Portfolio, and because this Portfolio is now closed, the Adviser anticipates that there may be significant demand for the Micro-Cap Limited Portfolio. To ensure order in the subscription process, Bridgeway has designed a five-tiered approach to Portfolio purchases:



     1. Beginning June 17, 1998, $4 million of Micro-Cap Limited Portfolio shares (800,000 shares) will be reserved each for customers of E*Trade and [a fund marketplace to be determined]; these organizations have agreed to waive or reduce certain fees. Likewise, $4 million of Portfolio shares will be reserved for charitable and non-profit organizations. If unsubscribed by June 23, and if net assets are not above $27.5 million, these shares will become available to potential shareholders as described below. If net assets are above $27.5 million but below $55 million on June 23, any remaining unsubscribed allocation of these shares will become available to then current Portfolio shareholders. If net assets are above $55 million on June 23, any remaining shares will not be distributed.



     2. From June 17 through June 23, Fund shareholders on record June 1, 1998 (in any other Bridgeway Fund Portfolio) may invest in the other shares (potentially $43 million worth) of the Micro-Cap Limited
Portfolio. To facilitate the timely receipt of their investments, Fund shareholders may

          -  Call the Fund to verify the Portfolio's availability.
          - Receive a confirmation number to be included in the mail with the investment. Representatives will include the investment in calculating the closing of the Portfolio.
          - Have the investment postmarked the day the confirmation number is issued. As with any investment, the Fund reserves the right to reject any order.



     3. If net assets are still below $27.5 million from June 24 through June 30, the Portfolio is open to new shareholders through the brokers listed in the previous section.



     4. On July 1, subscription funds will be invested in micro-cap stocks, and the Portfolio net asset value per share will begin to fluctuate. If net assets remain below $27.5 million, the Portfolio will remain open to new investors. The Portfolio will remain closed to new investors whenever net assets are above $27.5 million and will close to all new investments when net assets are above $55 million.


     5. Employees, directors, and participants in the pension plan of the Adviser or of the Fund may purchase any redeemed shares of the Portfolio (only) after the Portfolio is closed.


     6. At any point that the portfolio is open to a potential or current shareholder, that shareholder may sign up for an automatic investment plan and be assured of making investments through June, 1999. The adviser will consider the sum of these investments when determining the effective net assets for purposes of closing the Portfolio. After the Portfolio closes, the investment amount may not be increased.


In summary, Bridgeway is giving preference to current shareholders in recognition of our continuing responsibility to recognize their interests first. We are also giving limited preference to E*Trade and [a fund marketplace to be determined] customers , and to charitable and non-profit organizations in recognition of Bridgeway's mission statement. Finally, we are giving preference to current and future Bridgeway employees and directors to maximize their financial and non-financial interest in the Fund.



TAX SHELTERED RETIREMENT PLANS

Shares of the Fund may be purchased for various types of retirement plans, including Individual Retirement Plans
(IRA's). For more complete information, contact the marketplaces listed in the preceding section.



SUBSEQUENT PURCHASES BY BRIDGEWAY SHAREHOLDERS WHO
WERE OF RECORD PRIOR TO JUNE 1, 1998



Shareholders who bought shares of the actively managed portfolios directly from the Fund before the date of this Prospectus, may continue to make direct investments in any actively managed Fund Portfolio subject to a minimum purchase of $2,000 per portfolio and closing restrictions as outlined elsewhere in this Prospectus. The minimum
subsequent investment is $500.   Automatic investment shareholders of
the Ultra-Small Company Portfolio may shift their automatic purchases to the Micro-Cap Limited Portfolio during or before the shareholder subscription period. The minimum monthly automatic investment is $200 or 1/12th of the annual investment for a retirement plan.


NET ASSET VALUE


The Fund's net asset value per share is determined on each day that the New York Stock Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m. Eastern time). Purchase orders received or shares tendered for redemption on a day the Exchange is open for trading prior to the close of trading on that day will be valued at the close of trading on that day. Application for purchase of shares and requests for redemptions of shares received after the close of trading on the Exchange will be base on the net asset value as determined as of the close of trading on the next day that the Exchange is open. See "Redemption Reimbursement Fee" (page 12) for important information on purchase and redemption fees for Ultra-Small Index and Ultra-Large 35 Index Portfolios.


The net asset value per share of each Portfolio is the value of the Portfolio's assets, less its liabilities, divided by the number of shares of the Portfolio outstanding. The value of the Fund's securities is determined on the basis of the market value of such securities. Short-term investments maturing in less than 60 days are valued at amortized cost unless the Board of Directors determines that it does not represent a fair value. See the Statement of Additional Information for further information.

HOW TO REDEEM SHARES


Shareholders of fund marketplaces should contact those marketplaces for redemption instructions. Bridgeway direct shareholders wishing to redeem shares by telephone may do so if appropriate information is supplied on the Account Registration Form. You can redeem shares by calling the Fund at 800-661-3550 (or in Houston 713-661-3265) prior to the close of the New York Stock Exchange (currently 4:00 p.m. E.S.T.) to receive that day's price. The proceeds may be sent by check to your address of record only or by wire transfer to your bank account of record only on the next business day following your telephone request. Wire transfers will incur a cost of $15 subtracted from the proceeds.

Bridgeway direct shareholders wishing to redeem shares may do so at any time by writing or delivering written instructions in proper form to:
Bridgeway Fund, Inc., 5650 Kirby Drive, Suite 141, Houston, TX 77005-2443. Redemption requests by fax will not be accepted. The signatures on written instructions to redeem shares must be in the same name as the account shares, and must have a medallion guarantee by a member of a national securities exchange or a commercial bank. Most commercial banks are now part of the medallion program, but not all. A medallion signature guarantee is not the same as notarization, and an acknowledgment by a notary public is not an acceptable substitute. Additional documents may be required from corporations or other organizations, fiduciaries or anyone other than the shareholder of record. Any questions concerning documents should be directed to the Fund at 800-661-3550 (or in Houston at 713-661-3265).

The redemption request must specify the number of shares or dollars to be redeemed and be signed by all registered owners with signatures medallion guaranteed. The request will not be accepted unless it contains all required documents in proper form, as described above. If the request is in proper form, the shares specified will be redeemed at the net asset value next determined after receipt of the request.

FREQUENT TRADING OF FUND SHARES
The Fund discourages frequent redemptions or using the Fund as a short-term trading vehicle; it is intended for long term investors. Shareholders who make a practice of frequent buying and selling of Fund shares may not be permitted to make additional investments in the Fund. Two times annually is considered frequent and includes exchanges among portfolios.

PAYMENTS
Payment for shares redeemed normally will be made within seven days of redemption and will be sent only to shareholders at the record address. However, payment may be delayed under unusual circumstances, as specified in the 1940 Act or as determined by the Securities and Exchange Commission. Payment may also be delayed for any shares purchased by check for a reasonable time (not to exceed 15 days from the purchase date) necessary to determine that the purchase check will be honored. Payment for redemptions above $250,000 may be made by securities in kind.

REDEMPTION OF VERY SMALL ACCOUNTS
In order to reduce the Fund's expenses, the Board of Directors is authorized to cause the redemption of all of the shares of any shareholder whose account has declined to a net asset value of less than $1,000, as a result of a transfer or redemption, at the net asset value determined as of the close of business on the business day preceding the sending of proceeds of such redemption. The Fund will give shareholders whose shares were being redeemed 60 days prior written notice in which to purchase sufficient shares to avoid such redemption.

EXCHANGE PRIVILEGE


No shareholder may exchange shares of an open portfolio into a closed portfolio. Fund marketplace shareholders should contact their marketplaces directly. A previous direct Bridgeway shareholder may redeem all or any portion of his or her Portfolio shares and use the proceeds to purchase shares of any other Portfolio offered by the Fund. Any such redemption of shares of another Portfolio will be effected at the respective net asset values of such Portfolio. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss. The registration of both the account from which the exchange is being made and the account to which the exchange is made must be identical.


Exchange requests may be made in writing or by telephone. Exchange forms may be obtained by writing or calling the Fund at 800-661-3550
(or 713-661-3265 in Houston). Written requests should include the account number of both Portfolios if an account is already opened, and the amount of the exchange. If a new account is to be opened by the exchange, the registration must be identical to that of the original account. The Fund reserves the right, at any time and without prior notice, to suspend, limit, modify or terminate the exchange privilege or its use in any manner by any person or class. In particular, since an excessive number of exchanges may be disadvantageous to the Fund, the Fund reserves the right to terminate the exchange privilege of any shareholder who makes two or more exchanges or redemptions of shares in a year.


DIVIDENDS AND TAX STATUS

The Fund declares dividends from net investment income and distributions from net capital gains annually and pays such dividends and distributions, if any, after year end or as otherwise required for compliance with Subchapter M of the Internal Revenue Code. All dividends and distributions in full and fractional shares of the Fund will be reinvested based on the record date, unless the shareholder notifies the Fund that dividends are to be paid in cash.

The Fund expects to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, under which all taxable income is expected to be distributed to shareholders. If so qualified, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any fiscal year which it distributes to its shareholders, provided that at least 90% of its net investment income earned in the fiscal year is distributed. The Fund will be subject to a nondeductible 4% excise tax to the extent it does not distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31st of that year, plus certain other amounts. All dividends from net investment income together with distributions of net short-term capital gains (collectively "income dividends") will be taxable as ordinary income to shareholders even though paid in additional shares. Long-term capital gains dividends will be taxable to shareholders as net long-term capital gains, regardless of the length of time a shareholder has owned Fund shares. Dividends and distributions are generally taxable to shareholders in the year in which received. However, dividends and distributions in January of any calendar year will be treated for tax purposes as if received in the prior calendar year on the record date for the dividend or distribution, if the record date was in October, November or December. The Fund will notify each shareholder after the close of the calendar year both of the dollar amount and the tax status of that year's dividends and distributions.

Gains realized from the sale of securities will be long or short term, depending on the length of time owned by the Fund. The Fund may be required to impose backup withholding at a rate of 31% from income dividends and capital gain distributions and upon payment of redemption proceeds if a shareholder does not comply with federal requirements relating to the furnishing and certification of taxpayer identification numbers and reporting of dividends.

PERFORMANCE INFORMATION

From time to time the Fund may quote its average annual return ("standardized return") in advertisements or promotional materials. Advertisement and promotional materials reflecting standardized return ("performance advertisement") will show percentage rates reflecting the average annual change in the value of an assumed initial investment in the Fund of $1,000 at the end of one, five and ten year periods. If such periods have not yet elapsed, data will be given as of the end of a shorter period corresponding to the duration of the Fund. Standardized return assumes the reinvestment of all dividends and capital gain distributions.


The Fund's standardized yield may be referred to in advertising and promotional materials (all such materials are paid for by Bridgeway Capital Management, Inc., the Fund's Adviser). The Fund's standardized yield shows the rate of income that it earns on its investments, expressed as a percentage of the net asset value of Fund shares. The Fund calculates yield by determining the interest income it earned from its portfolio investments for a specified thirty-day period (net of expenses), dividing such income by the average number of Fund shares outstanding, and expressing the result as an annualized percentage based on the net asset value at the end of that thirty day period. Yield accounting methods differ from the methods used for other accounting purposes; accordingly, the Fund's standardized yield may not equal the dividend income actually paid to investors or the income reported in the Fund's financial statements. Any non-standard performance measures will be accompanied by standard performance measures.



In addition to standardized return, performance advertisements also may include other total return performance data ("non-standardized return"). Non standardized return may be quoted for the same or different periods as those for which standardized return is quoted and may consist of aggregate or average annual percentage rate of return, actual year by
year rates or any combination thereof.   All data included in
performance advertisements will reflect past performance and will not necessarily be indicative of future results. The investment return and principal value of an investment in the Fund will fluctuate, and an investor's proceeds upon redeeming Fund shares may be more or less than the original cost of the shares. The Fund's annual and semi-annual report contains a quarterly performance graph and discussion. Call 800-661-3550 for a free copy.


GENERAL INFORMATION
The Fund was incorporated in Maryland on October 19, 1993. Shareholders are entitled to vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Directors and on other matter submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders be held. No amendment may be made to the Articles of Incorporation without the affirmative vote of the holders of more than 50% of the Fund's outstanding shares. The holders of shares have no pre-emtive or conversion rights. Shares when issued are fully paid and non-assessable. Coopers & Lybrand L.L.P. serves as the independent auditors of the Fund. Compass Bank acts as custodian of the Fund's assets. The Fund acts as its own accounting and shareholder servicing agent and its own distributor. Shareholder inquiries should be directed to the Fund at the address and telephone number indicated on the cover page of this prospectus.

                          BRIDGEWAY FUND, INC.

                  Statement of Additional Information

                           Dated June 2, 1998

This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the prospectus of Bridgeway Fund,Inc. (the "Fund"), dated June 2, 1998. A copy of the prospectus may be obtained directly from the Fund, which acts as the distributor of its own shares, at 5650 Kirby Drive, Suite 141, Houston, Texas 77005-2443, telephone 800-661-3550 or in Houston 661-3265.





                          TABLE OF CONTENTS

                                                 Cross-
                                               reference
                                               to page in
                                       Page       the
                                               Prospectus
Investment Objective and Policies       2          7
Risk Factors                            2          4
Investment Restrictions                 3         12
U.S. Government Securities              5         11
Foreign Securities                      5          5
New Issues and Closed End Funds         5          7
Management                              6         13
The Management Agreement                7          -
Portfolio Transactions and Brokerage    11        16
Net Asset Value                         12        19
Redemption in Kind                      12        20
Taxation                                12        21
Performance Information                 13        22
General Information                     14        22
Financial Statements                    16         -


INVESTMENT OBJECTIVE AND POLICIES



The Fund was organized as a series fund with three initial portfolios or series: Bridgeway Ultra-Small Company Portfolio, Bridgeway Aggressive Growth Portfolio, and Bridgeway Social Responsibility Portfolio. The Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio were added on July 20, 1997, and the Micro-Cap Limited Portfolio was added on June 2, 1998. All of these Portfolios have as their investment objective to provide total return (capital appreciation and current income), but the Ultra-Small Company, Ultra-Small Index, and Aggressive Growth Portfolios focus primarily on capital appreciation.The Portfolios' investment policies are described in the Fund's prospectus.


The Adviser uses hedging strategies to vary the Aggressive Growth and Social Responsibility Portfolios' exposure to market risk. The Adviser currently measures market risk by estimating future "betas" based on the historical betas of individual stocks which make up the portfolio. Beta is a measure of market risk contained within the body of financial research called modern portfolio theory. A portfolio beta of 150% means that a 1% increase (decrease) in the stock market should result in a 1.5% increase (decrease) in the portfolio.

The Adviser may use up to 5% of the Aggressive Growth Portfolio's netassets to establish positions in commodities futures and options,except that the aggregate initial margins and premiums required toestablish such positions in any one commodity may not exceed 2% of
netassets.   Subject to these two limiting constraints and applicable
laws, this portfolio (only) may invest in commodity futures and options for the purpose of diversification in line with the stated portfolio objective.


The Ultra-Small Company, Ultra-Small Index, and Micro-Cap Limited Portfolios may take temporary, long, stock index futures positions to offset the effect of cash held for future investing or for potential redemptions. For example, assume the fund were 96% invested in stocks and 4% in cash, and it wanted to maintain 100% exposure to market risk, but wanted to defer investment of this 4% to a future date. Then the Portfolio could take a long position in stock index futures such that the underlying value of securities represented by the futures did not exceed either the amount of portfolio cash or 35% of Portfolio total assets.


RISK FACTORS

A discussion of risk for each of the Fund portfolios appears on pages 4-6 of the prospectus. Because the Ultra-Small Company, Micro-Cap Limited and Ultra-Small Index Portfolios invest in stocks smaller than those generally available through mutual funds, the following gives more detailed insights into their risk and return characteristics. These statistics are based on the historical record of these financial instruments (asset classes) and are not the record of the Fund itself. The return numbers include reinvested interest and dividends, but do not include trading or operational costs, which a mutual fund would incur. The source of these data (which is used here by permission) is the Center for Research in Securities Prices (CRSP) Cap-Based Portfolios, and Ibbotson Associates, Stocks, Bonds, Bills, and Inflation, 1997 Yearbook.



(These statistics will be updated in the final statement of additional information using 1997 when it is available.)

Short-term Risk


Table A below indicates that the short-term volatility of Ultra-Small stocks as represented by CRSP Cap-Based 10 Portfolio is much higher than that exhibited by large stocks, bonds, or Treasury Bills. To a somewhat lesser extent, the same is true of Micro-Cap stocks (as represented by the CRSP Cap-Based 9 Portfolio). Investors normally think of investments which exhibit low short-term volatility as "safe" or "conservative" and investments which exhibit high short-term volatility as "risky." Because of high volatility, it would be unwise to invest any money in ultra-small stocks (or even in large stocks) which an investor needs in a one year timeframe. Thus, much more so than other common stock mutual funds, it would be inappropriate to invest money which one needs in the immediate future in Bridgeway's Ultra-Small Company, Ultra-Small Index, or Micro-Cap Limited Portfolios.


Table A also indicates that over longer time periods, investors havebeen compensated for higher short-term risk with commensurately higherreturns.

                          Table A
 Short-term Risk Characteristics of Various Asset Classes
                        (1926-1996)
                              Govt.  Corp.  Large  Micro-Cap Ultra-Small
                     T-Bills  Bonds  Bonds  Stocks  Stocks    Stocks

Avg. Annual Return    3.6%    5.0%   5.6%   10.7%   12.6%    13.9%
Std. Deviation        3.3%    8.7%   8.5%   20.3%   34.1%    46.9%
Beta                    NA      NA     NA    1.0     1.4      1.7
Worst year decline      NA   -9.2%  -8.1%  -43.3%  -58.0%   -45.2%
Worst year (1940-1996)  NA   -9.6%  -8.1%  -26.5%  -30.9%   -27.8%
% of 1-year declines    0%     28%    23%     29%     30%      30%
% of 3-year declines    0%     15%    13%     13%     21%      18%
% of 5-year declines    0%      9%    5%      11%     14%      14%



Long-term Risk

While most of the statistics on Table A are intuitive (an investor generally obtains higher returns only when taking on more risk), there are some surprising risk characteristics of the asset classes over the longer timeframes. Assets which appear "safe" over the short-term are particularly vulnerable to the effects of inflation in the long-term. Table B presents the worst 16-year cumulative inflation adjusted return for each of these assets along with the percentage of 16-year periods from 1926 to 1996 for which returns did not keep up with inflation. On this basis, stocks do better than T-Bills and bonds, but ultra-small stocks especially shine. While ultra-small stocks have historically declined farther in a downturn, they have also generally come back faster after a decline. However, past performance may not be predictive of future results. Our overall conclusion is that ultra-small stocks may be too risky for short-term investments, but are an excellent hedge against long-terminflation for an investor willing to put up with the year-to-year volatility one will inevitably experience over any 16-year period.



                          Table B
  Long-term Risk Characteristics of Various Asset Classes
            ADJUSTED FOR INFLATION (1926-1996)
                             Govt.  Corp.  Large  Micro-Cap Ultra-Small
                    T-Bills  Bonds  Bonds  Stocks  Stocks    Stocks

Worst 16-year
period              -43.9%  -49.4% -46.3%  -14.6%   -4.5%    +10.0%

% 16-year declines   28.0%   46.0%  35.0%    1.0%    1.0%      0.0%

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions (in addition to those indicated in its prospectus) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Fund's outstanding voting securities. Under the 1940 Act, the vote of the holders of a majority of a Fund's outstanding voting securities means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares.

As indicated in the following list, the Fund's three portfolios may not:

     1. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

     2. Make short sales of securities or maintain a short position if such sales or positions exceed 20% of total assets under management.

     3. Issue senior securities, except that the Aggressive Growth and Social Responsibility Portfolios may borrow on a secured or unsecured basis from banks up to 50% of net assets (not including the amount borrowed) for the purchase of securities, and any Portfolio may borrow on a secured or unsecured basis from banks up to 5% of its total assets on an unsecured basis from banks for temporary or emergency purposes.
In addition, the Ultra-Large 35 Index Portfolio may borrow from banks up to 50% of net assets for the purpose of selling a security short "against the box" on a temporary basis to avoid capital gains distributions.


     4. Invest in options or futures if the aggregate initial margins and premiums required to establish such non-hedging positions exceed 5% of net assets. In addition, the Ultra-Small Company, Ultra-Small Index, Micro-Cap Limited, and Ultra-Large 35 Index Portfolios may not invest in any options and may invest in stock market index futures only as described in the Prospectus.

     5. Invest in options or futures on individual commodities if the aggregate initial margins and premiums required to establish such positions exceed 2% of net assets. In addition, only the Aggressive Growth Portfolio may invest in any commodity options or futures.

    6. Buy or sell real estate, real estate limited partnership interests or other interest in real estate (although it may purchase and sell securities which are secured by real estate and securities or companies which invest or deal in real estate.)

     7. Make loans (except for purchases of publicly-traded debt securities consistent with the Fund's investment policies); however, the Aggressive Growth, Ultra-Small Index, Micro-Cap Limited, and Ultra-Large 35 Index Portfolios may lend its portfolio securities to others on a fully collateralized basis.

     8. Make investments for the purpose of exercising control or management.

     9. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio.) (This restriction in no way prevents the Fund from acting as distributor of its own shares pursuant to a 12b-1 Plan adopted by shareholders on October 15, 1996.)

     10. Invest 25% or more of its total assets (calculated at the time of purchase and taken at market value) in any one industry.

     11. As to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities), or purchase more than 10% of all outstanding voting securities of any one issuer.

The Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal and state regulatory authorities:

The Fund may not:

     12. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking allcommon stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class).

     13. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     14. Invest more than 5% of the value of its net assets inwarrants (included in that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange). In addition, the Ultra-Small Company, Ultra-Small Index, and Ultra-Large 35 Index Portfolios may not purchase any warrants.

     15. Invest in any security if as a result the Fund would have more than 5% of its total assets invested in securities of companies which together with any predecessor have been in continuous operation for fewer than three years.

     16. Invest in oil, gas or mineral related programs, partnerships or leases.

U.S. GOVERNMENT SECURITIES

The U.S. Government securities in which the Fund may invest include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States, such as Government National Mortgage Association ("GNMA") certificates, securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks, and securities solely by the credit worthiness of the issuer,such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") securities.

FOREIGN SECURITIES


The Fund may invest up to 10% of its assets in foreign securities traded on Exchanges in the United States. Foreign securities carry incremental risk associated with: (1) currency fluctuations; (2) restrictions on, and costs associated with, the exchange of currencies; (3) the difficulty in obtaining or enforcing a court judgment abroad; (4) reduced levels of publicly available information concerning issuers; (5) restrictions on foreign investment in other jurisdictions; (6) reduced levels of governmental regulation of foreign securities markets; (7) difficulties in transaction settlements and the effect of this delay on shareholder equity; (8) foreign withholding taxes; (9) political, economic, and similar risks, including expropriation and nationalization; (10) different accounting, auditing, and financial standards; (11) price volatility; and (12) reduced liquidity in foreign markets where the securities also trade. While some of these risks are reduced by investing only in ADR's and foreign securities listed on American exchanges, even theseforeign securities may carry substantial incremental risk.

NEW ISSUES AND CLOSED END FUNDS


The Fund may invest up to 5% of total assets in the securities of "unseasoned issuers," those which together with any predecessor have been in continuous operation for fewer than three years. These companies have less historical data on which to evaluate past performance, are usually small companies, and thus may exhibit higher volatility and risk than other issues. The Fund is not restricted as to purchase of "new issues" whice have been in continuous operation for more than three years, although these may also exhibit higher volatility and risk.


The Fund may also invest up to 5% of total assets in closed end mutual funds. These securities may sell at a premium or discount to the net asset value of their underlying securities. While gaining further diversification through such investments, the Fund will bear the additional volatility and risk that, in addition to changes in value of the underlying securities in the closed end funds, there may be additional increase or decrease in price due to a change in the premium or discount in their market prices.

MANAGEMENT

The overall management of the business and affairs of the Fund is vested with its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreement with its Adviser, Custodian and Transfer Agent. The day to day operations of the Fund are delegated to its officers, subject to the investment objectives and policies of the Fund and to general supervision by the Board of Directors.


The directors and officers of the Fund and of the Adviser, their business address and principal occupations during the past five years are

                     Position
                     with the   Principal Occupation
                        Fund

John N.R.            President  President of the Fund (since
Montgomery*          and        11/22/93) and the Adviser
                     Director   (since 7/1/93), self employed
                                from 12/1991 to 7/1993.
                                Prior to that he was an
                                executive with transportation
                                agencies in Texas and N. Carolina
                                and an engineer/project manager
                                at MIT.

Karen S. Gerstner    Director   Attorney and managing
                                partner, Dinkins Kelly
                                Lenox Gerstner & Lamb, LLP
                                Houston, Texas.

Miles Douglas       Director    Vice President, Wood,
Harper,III                      Harper, PC, a CPA firm in
                                Houston, Texas, since
                                2/1991, Senior Staff
                                Accountant Pannell Kerr &
                                Forster 1990-91, Senior
                                Staff Accountant, Price
                                Waterhouse 1986-90.

Glen Feagins        Treasurer   Vice-President/Treasurer of
                                another mutual fund family
                                from 1987 to 1992.  Self-
                                employed consultant in the
                                mutual fund industry and
                                employee of Bridgeway Capital
                                Management since 1994.

Joanna Schima       Secretary   Owner of small business
                                1988-1993, prior to that,
                                Telecommunications Manager
                                for American Capital
                                Management & Research,
                                Inc., Houston, Texas

*denotes directors who are "interested persons" of the Fund under the 1940 Act.

The address of all of the Directors and Officers of the Fund is 5650 Kirby Drive, Suite 141, Houston, Texas, 77005-2443.


The fund pays fees of $500 per meeting to directors who are not "interested persons" of the Fund. Such directors are reimbursed for any expenses incurred in attending meetings. During fiscal year 1997, the directors received the following compensation:

                 Aggregate    Pension or    Estimated Annual    Total
               Compensation   Retirement     Benefits Upon   Compensation
Name            from Fund  Benefits Accrued  Retirement from   the Fund
of Director
Karen Gerstner    $1,650          N/A              N/A         $1,650/1/

Miles Douglas
Harper, III       $1,650          N/A              N/A         $1,650/1/

John N.R.
Montgomery            $0          N/A              N/A             $0

/1/ The directors received this compensation in the form of shares of the Fund, credited to his or her account.

THE MANAGEMENT AGREEMENT


Subject to the supervision of the Board of Directors, investment advisory, management and administration services are provided to the Ultra-Small Company, Aggressive Growth, and Social Responsibility Portfolios by Bridgeway Capital Management, Inc., (the "Adviser") pursuant to an Investment Management Agreement dated May 26, 1994 as amended on April 29, 1998 (the "Agreement"). A second Investment Management Agreement dated May 26, 1997 as amended on April 29, 1998 addresses the management of the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. A third Investment Management Agreement dated June __, 1998 addresses the management of the new Micro-Cap Limited Portfolio. The Adviser is a Texas corporation organized in 1993 to act as Adviser tothe Fund and is controlled by Mr. John N. R. Montgomery and his family.

Under both Agreements, the Adviser will provide a continuous investment program for the Fund and make decisions and place orders to buy, sell or hold particular securities. The Adviser also will supervise all matters relating to the operation of the Fund and will obtain for it corporate officers, clerical staff, office space, equipment and services.


As compensation for Adviser services rendered to the Ultra-Small Index and Ultra-Large 35 Index Portfolios, and the charges and expenses assumed and to be paid by the adviser as described above, these Portfolios pay the Adviser a base fee computed and payable on or about the last market day of each month at the following annual rate:

    .5% of the value of the Ultra-Small Index Portfolio's average daily net assets and

    .08% of the value of the Ultra-Large 35 Index Portfolio's average daily net assets

As compensation for its services rendered and the charges and expenses assumed and to be paid by the Adviser as described above, the Aggressive Growth, Social Responsibility, Ultra-Small Company, and Micro-Cap Limited Portfolios pays the Adviser a base fee computed and payable promptly after the last market day of each month at the following annual rate:

    .9% of the value of the Portfolio's average daily net assets during such month up to $250,000,000;
    .875% of the next $250,000,000 of such assets; and .85% of such assets over $500,000,000,

except that the fee for the Ultra-Small Company and Micro-Cap Limited Portfolios during the period that the Portfolio's net assets range from $27.5 million to $55 million will be paid as if the Portfolio had $55,000,000 under management (that is, $55 million times .009 equals $495,000), subject to a maximum 1.49% annual rate.

For purposes of calculating such fee, average daily net assets shall be computed by adding the total asset values less liabilities of each Portfolio as computed by the Adviser each day (during the month and dividing the resulting total by the number of days in the month). Expenses and fees of each Portfolio, including the advisory fee, will be accrued daily and taken into account in determining net asset value.
For any period less than a full month during which this agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month.



The Aggressive Growth, Social Responsibility,and Micro-Cap Limited Portfolio base fee described above will be adjusted each quarterly period (as defined below) by adding to or subtracting from such rate, when appropriate, the applicable performance adjustment rate percentage as described below. The resulting advisory fee rate will then be applied to the average daily net asset value of the Fund for the succeeding quarterly period. The advisory fee will be accrued daily and paid monthly.



The performance adjustment rate shall vary with a Portfolio's performance as compared to a benchmark index and will range from -0.7% to +0.7%. The benchmark index for the Aggressive Growth and Social Responsibility Portfolios wil be the Standard & Poor's 500 Composite Stock Price Index with dividends reinvested (hereinafter "S & P 500 Index") and for the Micro-Cap Limited Portfolio will be the CRSP Cap-Based Portfolio 9 Index with dividends reinvested. The performance rate adjustment will be calculated at 4.76% (Aggressive Growth and Social Responsibility) and at 2.8% (Micro-Cap Limited)of the difference between the performance of the Portfolio and that of the benchmark index, except that there will be no performance adjustment if the difference between the Portfolio performance and the benchmark index performance is less than or equal to 2%. The graphs and tables in the Prospectus (see "Management of the Fund") illustrate the relationship between the advisory fee and the portfolio performance relative to the benchmark index.



The performance period shall consist of the most recent five year period ending on the last day of the quarter (March, June, September,and
December) that the New York Stock Exchange was open for trading. For example, on February 15, 2006, the relevant five year period would be from Friday, December 29, 2000 through Friday, December 30, 2005.




The performance of the benchmark index will be the 5 year percentage increase (or decrease) in the S & P 500 Index/CRSP Cap-Based Portfolio 9 Index with dividends reinvested. The Fund performance will be the percentage increase (or decrease) of the portfolio net asset value per share over the performance period and will be calculated as the sum of:
1) the change in the portfolio unit value during such period, 2) the unit value of portfolio distributions from income or capital gains (long or short term) having an ex-dividend date occurring within the performance period and assumed to have been reinvested at the net asset value on ex-date, and 3) the unit value of capital gains taxes paid or accrued during the performance period of undistributed realized capital gains, if any. Thus, the Portfolio performance will be in accordance with SEC standardized total return formula.



The adjustment to the base advisory fee will not be cumulative. An increased fee will result even though the performance of the Fund over some period of time shorter than the Performance Period has been behind that of the Index and, conversely, a reduction in the base advisory fee will be made for a month even though the performance of the Fund over some period of time shorter than the performance Period has been ahead of that of the Index.


As indicated above, the Fund's expenses (including the monthly base advisory fee) will be accrued daily. The performance adjustment for each performance fee period will be computed monthly and accrued daily in the subsequent monthly period and taken into account in computing the daily net asset value of a Fund Portfolio's share. However, the expenses in excess of any maximum expense limitation that is assumed by the Fund's Adviser, if any, shall not be accrued for the purpose of computing the daily net asset value of a Fund share.


Since the Aggressive Growth and Social Responsibility Portfolio doe not have a five year operating history, the performance rate adjustment will be calculated as follows during the initial five year period.



    From April 30, 1995 through September 30, 1999, the performance rate adjustment fee will be calculated based upon a comparison of the investment performance of each Portfolio and the benchmark index over the number of quarters that have elapsed since the Fund began operations. Each time the performance adjustment fee is calculated, it will cover a longer time span, until it can cover a running five year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.




Since the Micro-Cap Limited Portfolio does not have a five year operating history, the performance rate adjustment will be calculated as follows during the initial five year period.



    (a) From Portfolio inception through June 30, 1999 the performance rate adjustment will not be operative. The advisory fee payable will be the base fee only.



    (b) From July 1, 1999 through June 30, 2003, the performance fee will be calculated based upon a comparison of the investment performance of the Portfolio and the benchmark index over the number of quarters that have elapsed since June 30, 1998. Each time the performance adjustment fee is calculated, it will cover a longer time span, until it covers a running five year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.




During the period from July 1, 1996 through June 30, 1997 and in accordance with the management fee schedules described above, the Adviser waived and reimbursed the following fees from each of the
Portfolios:



                 Advisory Fee    Expense        Waived        Waived
Portfolio        Per Contract  Reimbursement  Advis.Fees  Accounting Fee
Ultra-Small
Company            $143,395         ($0)       ($29,727)        ($0)
Aggressive
Growth              $28,802         ($0)       ($18,126)        ($0)
Social
Responsibility       $1,596     ($8,092)        ($1,596)    ($9,811)






The Net Advisory Fees were paid at the end of each quarter after the earned fee was adjusted for any expense overage in accordance with the Adviser's undertaking to maintain an expense ratio at or below 2.0% for Aggressive Growth and Ultra-Small Company, 0.75% for Ultra-Small Index, 1.9% for Micro-Cap Limited, 1.5% for Social Responsibility, and 0.15% for Ultra-Large 35 Index.



In addition to the fee payable to the Adviser, the Fund is responsible for its operating expenses, including: (1) the charges and expenses of any custodian or depository appointed by the Fund for the safekeeping of its cash, securities and other property, (2) the charges and expenses of bookkeeping personnel, auditors, and accountants, computer services and record keeping, (3) the charges and expenses of any transfer agents and registrars appointed by the Fund, (4) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party, (5) all taxes and corporate fees payable by the Fund to federal, state or other government agencies,
(6) fee and expenses involved in registering, filing, and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission and qualifying its shares under state or other securities laws, including the preparation and printing of prospectuses used for these purposes and for shareholders of the Fund, (7) fees and expenses involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission and qualifying its shares under state or other securities laws, including the preparation and printing of prospectuses used for these purposes and for shareholders of the Fund, (8) all expenses of shareholders' and directors' meetings and of preparing and printing reports to shareholders, (9) charges and expenses of legal counsel for the Fund in connection with legal matters relating to the Fund, including without limitation, legal services rendered in connection with the Fund's corporate existence, corporate and financial structure and relations with its shareholders, registrations and qualifications of securities under federal, state and other laws, issues of securities and expenses which the Fund has herein assumed, (10) compensation of directors who are not interested persons of the Adviser, (11) interest expense, (12) insurance expense, and (13) association membership dues.











The Adviser will not be liable to the Fund for any error of judgment by the Adviser or any loss sustained by the Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Fund acts as the distributor of its shares pursuant to a 12b-1 Plan expected to be adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there is no "12b-1 fee."


The Agreement were first approved by the Board of Directors on January 17, 1994 and February 27, 1998. The continuation of the agreements was approved on April 29, 1998 by a majority of the Directors who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Agreement or any other agreement related thereto ("Independent Directors"). The current contracts continue through June 30, 1998. If not terminated, the Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the independent Directors cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of directors or by vote of a majority of the outstanding voting securities of the Fund.


The Agreement is terminable by vote of the board of directors or by the holders of a majority of the outstanding voting securities of a Fund Portfolio at any time without penalty, on 60 days written notice to the Adviser. The Agreement also may be terminated by the Adviser on 60 days written notice to the Fund. The Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

In addition to the stringent code of ethics described on page 16 of the prospectus, the Adviser has a unique mission statement which sets it apart from others in the industry:

Our mission is to:

-oppose and alleviate the effects of genocide and
    oppression,
-support Christian service,
-nurture educational causes, and
-improve the quality of urban life.


Our role in this effort is primarily, but not exclusively, a financial one. As stewards of others' money, we strive to:

-uphold the highest standards of integrity.
-maintain a long term risk-adjusted investment performance
    record in the top 5% of investment advisers,*
-provide extraordinary service quality,
-achieve a superior (efficient) cost structure,and

Our greatest resource is people.  Recognizing this, we strive to:

-create a positive, fun, and challenging atmosphere, -provide fair compensation commensurate with performance,
-give regular, peer feedback,
-spend resources lavishly on hiring and training, and -value the family.


*The Adviser can not promise future performance levels, nor do past results guarantee future returns. However, the Adviser and the Fund have committed to clearly communicating performance versus industry benchmarks in each report to shareholders.


The Adviser is also committed to donating a majority of its own investment advisory fee profits to charitable and non-profit organizations. To maximize this objective, the adviser seeks a superior cost structure. There are no expensive perks or luxurious offices. The quantitative investment methods used do not require a large research staff. Employees are paid commensurate with performance and market salary scales, but subject to the following cap: the total compensation of the highest paid employee can not be more than seven times that of the lowest paid employee. These policies should also contribute to lower Fund expense ratios as assets grow.

PORTFOLIO TRANSACTIONS AND BROKERAGE


The Advisor undertakes that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of the Fund, the Adviser shall select such broker-dealers ("brokers") as shall, in its judgment, achieve the policy of "best execution", i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized by the Agreement to consider the reliability, integrity and financial condition of the broker. The Adviser also is authorized by the Agreement to consider whether the broker provides research or statistical information to the Fund and/or other accounts of the Adviser.



The Advisor undertakes that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Adviser shall use its judgment in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission that such determinations were in good faith, and to show the overall reasonableness of commission paid, the Adviser shall be prepared to show that commissions paid (i) were for services contemplated by the Agreement; and (ii) were for products or services which provide lawful and appropriate assistance to its decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information.


The research services discussed above may be in written form orthrough direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments. The research which the Adviser receives for the Fund's brokerage commissions, whether or not useful to the Fund, may be useful to it in managing the accounts of its other advisory clients, if any. Similarly, the research received for the commissions of such accounts may be useful to the Fund. In its last fiscal year ending June 30, 1997, the Fund's Portfolios paid brokerage commissions totaling $44,738, as follows:



                                       Brokerage
         Portfolio                  Commissions Paid

      Aggressive Growth               $ 5,094
      Social Responsibility           $   227
      Ultra-Small Company             $39,417


It is the Advisor's present policy to a)conduct essentially all of its own financial research, and b) not to pay soft dollar commissions of any kind. The Advisor will inform the Fund Board of Directors of any changes to this policy.


NET ASSET VALUE

The net asset value of the Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) each business day that the Exchange is open for business. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

The net asset value per share of each of the Fund's Portfolios is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of Portfolio shares outstanding at such time.

Portfolio securities that are principally traded on a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange or, in the absence of recorded sales, at their current bid price (long position) or asked price (short positions.) Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors.

REDEMPTION IN KIND

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash. The Fund has elected to be governed by Rule 18F-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

TAXATION

For the current and all subsequent fiscal years, the Fund intends to elect to be and to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code (the "Code"). In each taxable year that the Fund so qualifies, the Fund will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income and net short term capital gain) and net capital gain that is distributed to shareholders. Since the Fund intends to engage in various hedging transactions, under various provisions of the Code, the result of such transactions may be to change the character of recognized gains or losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses.

In order to qualify for treatment as an RIC, the Fund must distribute annually to its shareholders at least 90% of its investment company taxable income and must meet several additional requirements. They include (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to it business of investing in securities or currencies; (2) less than 30% of the Fund's gross income each taxable year may be derived from the sale or other disposition of securities held for less than three months;
(3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund, and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31st of that year, plus certain other amounts.

Dividends and Distributions
Dividends from the Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gains (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

Dividends declared by the Fund in October, November, or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

Withholding
The Fund is required to withhold 20% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non corporate shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund also is required to withhold 31% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

PERFORMANCE INFORMATION

Total Return
Average annual total return quotations, used in the Fund's advertising and promotional material, for the 1,5 and 10 year periods (when available) ended on the date of the most recent balance sheet included in the registration statement are determined by finding the average annual compounded rates of return over the 1, 5, and 10 year periods that would equate the initial amount invested to the ending redeemable value, by the following formula:

          P((1 + T) raised to the power of n ) = ERV

where "P" equals hypothetical initial payment of $1,000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 years periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

Any disclosure will also include the length of and the last day in the period used in computing the quotation and a description of the method by which average total return is calculated.

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Yield
Annualized yield quotations based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the Fund's registration statement, and used in the Fund's advertising and promotional materials are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

    YIELD = 2 [((((a-b) / cd) + 1) raised to the power of 6) - 1 ]

where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, (net of reimbursements); "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends and "d" equals the maximum offering price per share on the last day of the period.

Any such disclosure will also include the length of and the last day in the period used in computing the quotation and a description of the method by which yield is calculated.

Except as noted below, in determining net investment income earned during the period ("a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the period by
(1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest).
Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.

For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if not, the maturity date.

Other Information
The Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar") or CDA Investment Technologies, Inc. ("CDA"); Fund rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, Morningstar or CDA; and advertising and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money, Forbes, Value Line, Business Week, Financial Word and Barron's.

GENERAL INFORMATION

The Fund, incorporated in the State of Maryland on October 19, 1993 is authorized to issue 1,000,000,000 shares of common stock, $.001 par value (the "Common Stock"). Shares of the Fund, when issued, are fully transferable and redeemable at the option of the Fund in certain circumstances as described in the Fund's Prospectus under "How to Redeem Shares." All Fund shares are equal as to earnings, assets, and voting privileges. There are no conversion, pre-emptive or other subscription rights. Under the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. Each share of each series of the Fund's outstanding shares is entitled to share equally in dividends and other distributions and in the net assets belonging to that series of the Fund on liquidation. Accordingly, in the event of liquidation, each share of the Fund's common stock is entitled to its portion of all of the Fund's assets after all debts and expenses have been paid. The shares of the Fund do not have cumulative voting rights for the election of Directors.

It is not contemplated that regular annual meetings of shareholders will be held. There normally will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. The Fund has undertaken to afford shareholders certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of the Fund. The directors are required to call a meeting of shareholders for the purpose of voting on the question of removal of any director when requested in writing to do so by shareholders of record of not less than 10% of the Fund's outstanding shares. The directors will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders.


The following individuals own more than 5% of the outstanding shares of each portfolio of the Fund as of June 30, 1997.

                                              Percentage Ownership
                                           Ultra-  Aggr. Social
Name                Address                Small  Growth Respons. Total
Donaldson, Lufkin  P.O. Box 2052           4.6%    4.6%    6.2%    4.7%
and Jenrette & Co. Jersey City, NJ 07303

National Financial One World Fin'l Center                 13.3%   12.1%
Services Corp.     200 Liberty St.
                   New York NY 10281

Technical Risks    2020 N. Memorial        6.1%   10.8%            2.0%
                   Way Houston, 77007

Gross, G.          9202 Triola Lane               10.7%            0.6%
                   Houston, TX  77036

Silard, J.         6916 Wilson Ln.                10.0%            0.4%
                   Bethesda, MD 20817

Sisters of St.     c/o Allegheny                   7.4%            0.2%
Francis            Financial Group
                   3000 McKnight E Drive
                   Pittsburg, PA 15237

Sisters of the     c/o Allegheny                   6.6%            0.2%
Holy Cross         Financial Group
                   3000 McKnight E Drive
                   Pittsburg, PA 15237

Sisters of Notre   c/o Allegheny                   5.9%            0.1%
Dame               Financial Group
                   3000 McKnight E Drive
                   Pittsburg, PA 15237

First Trust Corp.  PO Box 173301                   5.1%            0.2%
                   Denver, CO 80217

Kern, K.           4444 Richmond            9.9%                   2.1%
                   Houston, TX  77027

Total above                                17.8%  22.2%   17.8%   22.7%

All officers/directors                      0.3%   1.2%    7.6%    0.6%


FINANCIAL STATEMENTS


The Fund's 1997 Annual Report to Shareholders was mailed to shareholders on August 29, 1997; it will be sent to any other interested party upon written request to the Fund.

[TYPE]     EX-99.B05
[DESCRIPTION]  MANAGEMENT CONTRACTS

MANAGEMENT CONTRACT



     AGREEMENT, made this ____ day of June, 1998 between the Micro-Cap
Limited Portfolio (hereinafter called the "Portfolio") of Bridgeway
Fund, Inc., a Maryland corporation (hereinafter called the "Fund"), and Bridgeway Capital Management, Inc., a Texas corporation
(hereinafter sometimes called the "Adviser").

WITNESSETH:

     WHEREAS the Fund and the Adviser wish to enter into an agreement setting forth the terms on which the Adviser will perform certain services for the Fund;

     NOW THEREFORE, in consideration of the premises and the covenants contained hereinafter, the Fund and the Adviser agree as follows:

     1. The Fund hereby employs the Adviser to manage the investment and reinvestment of the assets of the Fund and to administer its affairs, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms in this agreement set forth.
The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth, for the compensation herein provided.
The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed as agent of the Fund.

     2. The Adviser, at its own expense, shall furnish to the Fund office space in the offices of the Adviser or in such other place as may be agreed upon from time to time, and all necessary office facilities, equipment and personnel (with the exception of bookkeeping, auditing, securities filing and registration, and accounting personnel) for managing the affairs and investments and keeping the Fund's records and shall arrange, if desired by the Fund, for members of the Adviser's organization or its affiliates to serve without salaries from the Fund as officers or agents of the Fund. The
Adviser assumes and shall pay or reimburse the Fund for: (1) the compensation of the directors of the Fund who are interested persons of the Adviser, and the compensation of the officers of the Fund as such (with the exception of any portion of the Treasurer or Secretary's time spent on bookkeeping, auditing, state registration, and accounting), and (2) all expenses incurred by the Adviser or by the Fund in connection with the management of the investment and reinvestment of the assets of the Fund and the administration of the affairs of the Fund, other than those specifically assumed by the Fund herein.

     Except as otherwise expressly provided above, the Fund assumes and shall pay all expenses of the Fund, including, without limitation:
(1) the charges and expenses of any custodian or depository appointed by the Fund for the safekeeping of its cash, securities and other property, (2) the charges and expenses of bookkeeping personnel, auditors, and accountants, computer services related to Portfolio accounting and record keeping, (3) the charges and expenses of any transfer agents and registrars appointed by the Fund, (4) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party,
(5) all taxes and corporate fees payable by the Fund to federal, state or other government agencies, (6) fees and expenses involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission and qualifying its shares under state or other securities laws, including the preparation and printing of prospectuses used for these purposes and for shareholders of the Fund, (7) all expenses of shareholders' and directors' meetings and of preparing and printing reports to shareholders, (8) charges and expenses of legal counsel for the Fund in connection with legal matters relating to the Fund, including without limitation, legal services rendered in connection with the Fund's corporate existence, corporate and financial structure and relations with its shareholders, registrations and qualifications of securities under federal, state and other laws, issues of securities and expenses which the Fund has herein assumed, (9) compensation of directors who are not interested persons of the Adviser, (10) interest expense, (11) insurance expense, and (12) association membership dues.

     The services of the Adviser to the Portfolio hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services hereunder be not impaired thereby.

     3. As compensation for its services rendered and the charges and expenses assumed and to be paid by the Adviser as described above, the Fund pays the Adviser during the first year through June 30, 1999 a base fee computed and payable within two business days of the last market day of each month at the following annual rate:

          .9% of the value of the Portfolio's average daily net assets during such month up to $27,500,000;
           during the period that the Portfolio's net assets range from
               $27,500,000 to $55,000,000, the fee will be paid as if
               the Portfolio had $55,000,000 under
               management ($55 million times .009 equals $495,000), subject to a maximum of 1.49% annual rate
          .85% of such assets over $500,000,000,

     For purposes of calculating such fee, average daily net assets shall be computed by adding the total asset values less liabilities of the Portfolio as computed by the Adviser each day (during the month and dividing the resulting total by the number of days in the month).
Expenses and fees of the Portfolio, including the advisory fee, will be accrued daily and taken into account in determining net asset value. For any period less than a full month during which this agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month.

     After June 30, 1999, the base fee described above will be adjusted each Quarterly Period (as defined below) by adding to or subtracting from such rate, when appropriate, the applicable performance adjustment rate percentage as described below. The resulting advisory fee rate will then be applied to the average daily net asset value of the Fund for the succeeding quarterly period. The advisory fee will be paid monthly and will be one-twelfth (1/12th) of the resulting dollar figure.

     The performance adjustment rate shall vary with the Portfolio's performance as compared to the performance of the CRSP Cap-based
Portfolio 9 Index with dividends reinvested (hereinafter "Index") and will range from -.7% to +.7%; the performance rate adjustment will be calculated at 2.8% of the difference between the performance of the
Fund and that of the Index, except that there will be no performance
                                  2



adjustment if the difference between the Fund performance and the Index performance is less than or equal to 2%. The graph and table in the Prospectus (see "Management of the Fund") illustrate the relationship between the advisory fee and the fund performance relative to the Index.

     The performance period shall consist of the most recent five year period ending on the last day of the quarter (March, June, September, and December) that the New York Stock Exchange was open for trading.
For example, on February 15, 2006, the relevant five year period would be from Friday, December 29, 2000 through Friday, December 30, 2005.

     The Fund performance will be the percentage increase (or decrease) of the portfolio net asset value per share over the performance period and will be calculated as the sum of: 1) the change in the portfolio unit value during such period, 2) the unit value of portfolio distributions from income or capital gains (long or short term) having an ex-dividend date occurring within the performance period and assumed to have been reinvested at the net asset value on ex-date, and 3) the unit value of capital gains taxes paid or accrued during the performance period of undistributed realized capital gains, if any. Thus, the Fund performance will be in accordance with SEC standardized total return formula.

     The adjustment to the base advisory fee will not be cumulative.
An increased fee will result even though the performance of the Fund over some period of time shorter or longer than the Performance Period has been behind that of the Index and, conversely, a reduction in the base advisory fee will be made for a month even though the performance of the Fund over some period of time shorter or longer than the performance Period has been ahead of that of the Index.

     As indicated above, the Fund's expenses (including the monthly base advisory fee) will be accrued daily. The performance adjustment for each performance fee period will be computed monthly and accrued daily in the subsequent monthly period and taken into account in computing the daily net asset value of a Fund Portfolio's share.
However, the expenses in excess of any maximum expense limitation that is assumed by the Fund's Adviser or Distributor, if any, shall not be accrued for the purpose of computing the daily net asset value of a Fund share.

     Since the Fund does not have a five year operating history, the performance rate adjustment will be calculated as follows during the initial five year period.

   (a) From Fund inception through June 30, 1999 the performance rate adjustment will not be operative. The advisory fee payable will be the base fee only.

   (b) From July 1, 1999 through June 30, 2003, the performance rate adjustment fee will be calculated based upon a comparison of the investment performance of the Portfolio and the Index over the number of quarters that have elapsed since June 30, 1998. Each time the performance adjustment fee is calculated, it will cover a longer time span, until it can cover a running five year period as intended. In the meantime, the early

                                  3



   months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

     4. The Fund shall cause its books and accounts to be audited at least once each year by a reputable, independent public accountant or organization of public accountants who shall render a report to the Portfolio.

     5. Subject to and in accordance with the Articles of Incorporation of the Fund and of the Certificate of Incorporation of the Adviser, respectively, it is understood that directors, officers, agents and stockholders of the Fund are or may be interested in the Adviser (or any successor thereof) as directors, officers or stockholders, or otherwise, that directors, officers, agents and stockholders of the Adviser are or may be interested in the Fund as directors, officers, stockholders or otherwise, that the Adviser (or any such successor) is or may be interested in the Fund as stockholder or otherwise and that the effect of any such adverse interests shall be governed by said Articles of Incorporation and Certificate of Incorporation, respectively.

     6. This agreement shall continue in effect until June 30, 1999 and thereafter from year to year if its continuance after said date is specifically approved on or before said date and at least annually thereafter by vote of a majority of the outstanding voting securities of the Fund or by the Board or Directors of the Fund, and in addition thereto by a majority of the Directors of the Fund who are not parties to the agreement or interested persons of the Adviser or affiliated with any such party except as directors of the Fund, provided, however, that: (1) this agreement may at any time be terminated without the payment of any penalty either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to the Adviser, (2) this agreement shall immediately terminate in the event of its assignment (within the meaning of the federal Investment
Company Act of 1940), and (3) this agreement may be terminated by the Adviser on ninety days' written notice to the Fund. Any notice under this agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

     7. This agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Fund.

     IN WITNESS WHEREOF the parties have hereto executed this agreement on the day and year first above written.


BRIDGEWAY FUND, INC.


By: _______________________
     President


BRIDGEWAY CAPITAL MANAGEMENT, INC.


By: _______________________
     President

[TYPE]     EX-99.B11
[DESCRIPTION]  CONSENT OF INDEPENDENT ACCOUNTANTS
                Consent of Independent Accountants




To the Board of Directors
of Bridgeway Fund, Inc.:

     We consent to the incorporation by reference in Post-Effective
Amendment No. 7 to the Registration Statement of Bridgeway Fund, Inc. on
Form N-1A (File No. 33-72416) of our report dated August 29, 1997 on our audit of the financial statements and financial highlights of the Fund, which report is included in the Annual Report to Shareholders for the year ended June 30, 1997 which is incorporated by reference in the Post-
Effective Amendment to the Registration Statement. We also consent to the use of our name under the captions "General Information" and "Auditors" in the Prospectus, the Financial Highlights and on the Statement of Additional Information.



COOPERS & LYBRAND L.L.P.

Houston, Texas
March 19, 1998

[TYPE]     EX-99.B15
[DESCRIPTION]  12b-1 PLAN


Bridgeway Fund, Inc.
Distribution Assistance, Promotion,
and Administrative Service Plan

Pursuant to Rule 12b-1 Under the Investment Company Act of 1940

     This Distribution Assistance, Promotion, and Administrative
Service Plan (the "Plan") is designed to conform to the requirements of Rules 12b-1 under Investment Company Act of 1940 (the "Act") and has been adopted by Bridgeway Fund, Inc. (the "Fund") and by Bridgeway
Capital Management, Inc. the Fund Investment Adviser ("Bridgeway").
Nothing in the Plan will result in additional expenses to Fund shareholders since Bridgeway Capital Management, Inc. will continue to pay distribution expenses.

     The Fund and Bridgeway both desire to substantially increase the sale of the Fund's shares in order to (a) spread the cost of the Fund's operation over a larger shareholder base and (b) permit the Fund to take advantage of certain economies of scale that are available to Funds with a larger asset base. The Directors of both the Fund and Bridgeway believe that the best way to achieve this goal is to establish an account to which Bridgeway would contribute moneys that will be used to pay for (1) advertising and promotion expenses of all kinds (including cooperative ads placed by brokers and dealers who have entered into written agreements with the Fund or Bridgeway in the future), (2) fulfillment expenses which include the cost of printing and mailing prospectuses and sales literature to prospective shareholders of the Fund, (3) sales assistance payments to brokers and dealers who may enter into written agreements with the Fund in the future relating to the sale of Fund shares, and (4) for reimbursement and/or to compensate brokers, dealers, and other financial intermediaries, such as banks and other institutions, for administrative and accounting services rendered for the accounts of Fund stockholders who purchase and redeem their shares through such banks or other institutions.

     If this Plan is amended in the future so that the Fund will utilize some of its assets for distribution purposes, the Fund will contribute a sum of money to this account at the beginning of each and every month that is equal to 1/12th of the budgeted moneys to be spent for these purposes at the beginning of every fiscal year. In the meantime, Bridgeway will reimburse the Fund for any expenditures that it may make pursuant to this Plan or alternatively pay the bills directly. Bridgeway will be responsible for administering this Plan, providing reports on its income and disbursements to the Directors of the Fund on a continuing basis, and negotiating and entering into written Distribution Assistance Agreements with brokers and dealers, and written Administrative Service Agreements with brokers, dealers, banks and other financial intermediaries as contemplated by this Plan.

     The level of Distribution Assistance payments to be made to each broker or dealer entering into a written Distribution Assistant
Agreement will be set forth in each such agreement and will be determined by the Fund. It is contemplated that Distribution
Assistance payments will be made monthly and will vary directly with the average level of Fund assets comprising the accounts of Fund shareholders who are customers of that broker or dealer, Administrative Assistance payments will be made in accordance with the terms of each such agreement, and it is contemplated that such payments will be made quarterly, after Bridgeway has reviewed and approved a list of reimbursable expenses submitted by the other party to these agreements.

     It is understood by the Directors of the Fund and by the Distributor that all Fund payments made to this account in accordance with this Plan will not exceed (when added to other Fund operating expenses) the permissible level of Fund operating expense that is permitted pursuant to the terms of any expense limitation arrangement or undertaking in effect from time to time between the Fund and Bridgeway.

     The Treasurer of the Fund and the Treasurer of Bridgeway will prepare and furnish to the Fund's Board of Directors at least quarterly a written report complying with the requirements of Rule
12b-1 which sets forth all amounts expended under the Plan and the purposes for which such expenditures were made.

     The Plan will become effective immediately upon approval by (a) a majority of the outstanding voting securities of the Fund, and (b) a majority of the Board of Directors of the Fund including a majority of the Directors who are not "interested persons" (as defined in the Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, pursuant to a vote cast in person at a meeting called for the purposes of voting on the approval of the Plan.

     The Plan will remain in effect until October 15, 1997, unless earlier terminated in accordance with its terms, and thereafter may continue for successive annual periods if the Plan is approved at least annually by a majority of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons"
(as defined in the Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, pursuant to a vote cast in person at a meeting called for the purpose of voting on the continuance of the Plan.

     The Plan may be amended at any time with the approval of the Board of Directors of the Fund, provided that (a) any material amendments of the terms of the Plan will become effective only if approved by a majority of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons"
(as defined in the Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, pursuant to a vote cast in person at a meeting called for the purpose of voting on the approval of the Plan and (b) any amendment that would result in the Fund using any of its assets to be expended for distribution assistance, administrative services, and advertising and other expenses would require additional approval by a vote of a majority of the outstanding voting securities of the Fund.

     The Plan is terminable as to the Fund or any of its portfolios without penalty at any time by (a) a vote of the majority of the Directors of the Fund who are not "interested persons" (as defined in the Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, (b) a vote of a majority of the outstanding voting securities of the Fund, or (c) by Bridgeway Capital
Management, Inc.

     All agreements with any persons relating to the implementation of the Plan will be subject to termination without penalty, pursuant to the provisions of the paragraph above, and will automatically terminate in the event of their assignment.

     The Distributor is not obligated by the Plan to execute agreements with any qualified broker or dealer or financial intermediary and any termination of an agreement with broker or dealer or financial intermediary under the Plan will have no effect on similar agreements between the Fund and other participating brokers or dealers or financial intermediaries pursuant to the Plan.

     While the Plan is in effect, the selection and nomination of the Directors who are not "interested persons" of the Funds (as defined in the Act) will be committed to the discretion of such "disinterested"
Directors.

